SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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PCM FUND, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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PCM FUND, INC.

840 Newport Center Drive

Newport Beach, California 92660

(866) 746-2606

Dear Shareholder:

On behalf of the Board of Directors of PCM Fund, Inc. (the “Fund”), we are pleased to invite you to the annual meeting of shareholders of the Fund to be held at 800 Newport Center Drive, 6th Floor, Newport Beach, California 92660 on April 10, 2008 at 10:00 a.m., Pacific time.

At the meeting, shareholders of the Fund will be asked to approve a new Investment Management Agreement between the Fund and Allianz Global Investors Fund Management LLC (“AGIFM”) and a new Portfolio Management Agreement between AGIFM and Pacific Investment Management Company LLC (“PIMCO”). If each of these Agreements is approved by shareholders, AGIFM will be responsible for providing management oversight and administration services to the Fund, and PIMCO will retain day-to-day portfolio management responsibilities as sub-adviser to the Fund. Shareholders will also be asked at the meeting to replace the current directors of the Fund with a slate of new directors, each of whom currently serves as a director of closed-end funds managed by AGIFM. The Board of Directors is also recommending that in the event either the proposed Investment Management Agreement or the proposed Portfolio Management Agreement is not approved by shareholders, shareholders re-elect those current Directors of the Fund whose terms expire this year.

As discussed in greater detail in the proxy statement, the purpose of these proposals is to more efficiently manage and administer the Fund within the AGIFM fund complex. The proposals would also allow the Fund to more efficiently utilize the administrative support of AGIFM and its affiliates while permitting PIMCO to focus solely on managing the Fund’s investments. In addition, repopulating the Board of Directors with individuals who currently serve as directors of AGIFM-managed closed-end funds would help the Fund leverage the knowledge and expertise of those individuals, each of whom is familiar with a wide range of oversight issues related to closed-end funds as well as the AGIFM management model. The same team of investment professionals at PIMCO will continue to manage the Fund’s portfolio if these proposals are approved by shareholders. In addition, as described in the proxy statement, approval of the proposals would also result in the Fund paying lower fees for investment management and administrative services than it currently pays.

On behalf of the Board of Directors, I ask you to review the proposals and vote. The Board of Directors recommends that you vote FOR the proposal to appoint AGIFM as investment adviser of the Fund, FOR the proposal to appoint PIMCO as sub-adviser of the Fund, FOR the proposal to elect new directors of the Fund, and FOR the proposal to re-elect the current Directors of the Fund whose term expires this year. For more information about the issues requiring your vote, please refer to the accompanying proxy statement.

If you are not able to attend the meeting, then please complete, sign, date and mail the enclosed proxy card(s) promptly. If you have any questions regarding the proxy statement, please call 1-800-780-7386.

Thank you in advance for your participation.

Sincerely,

Brent R. Harris

Chairman of the Board

March 14, 2008

IMPORTANT INFORMATION TO HELP YOU UNDERSTAND AND VOTE ON THE PROPOSALS

The following questions and answers provide an overview of the matters on which you are being asked to vote. The enclosed proxy statement contains more detailed information about each proposal, and we encourage you to read it in its entirety before voting. Your vote is important.

QUESTIONS AND ANSWERS

Q:	WHAT IS BEING PROPOSED?

A:	Although no changes are being proposed to the team of investment professionals that is responsible for managing the assets of PCM Fund, Inc. (the “Fund”), the Board of Directors (the “Board”) of the Fund is recommending that Allianz Global Investors Fund Management LLC (“AGIFM”) replace Pacific Investment Management Company LLC (“PIMCO”) as the investment manager and administrator of the Fund. The Board is also recommending that PIMCO continue to provide day-to-day investment management services for the Fund as sub-adviser to the Fund. In addition, in connection with the appointment of AGIFM, the Board is proposing that you vote to replace the current Directors of the Fund with a slate of new directors, each of whom currently serves as a director of closed-end funds managed by AGIFM.

Q:	WHY AM I BEING ASKED TO VOTE ON A PROPOSAL TO APPOINT AGIFM AS INVESTMENT MANAGER AND ADMINISTRATOR OF THE FUND AND A PROPOSAL TO APPOINT PIMCO AS SUB-ADVISER OF THE FUND?

A:	As described in greater detail in the proxy statement, the purpose of the proposals is to more efficiently manage the Fund within the AGIFM fund complex. The Board of Directors believes that under the proposed structure the Fund would more efficiently utilize the administrative support offered by affiliates of AGIFM. The proposed structure would also allow PIMCO to focus solely on portfolio management of the Fund. The same team of investment professionals at PIMCO will continue to manage the Fund’s investment portfolio. In addition, under the proposed agreements with AGIFM and PIMCO, the Fund would pay less for investment management and administrative services than it currently pays.

Q:	WHY AM I BEING ASKED TO ELECT NEW DIRECTORS FOR THE FUND?

A:	In connection with the proposed transfer of investment management and administrative responsibilities to AGIFM, the Board is proposing that you elect a new slate of directors, each of whom currently serves as a director of AGIFM-managed closed-end funds. Each of the nominees is familiar with the AGIFM management model and has experience with a wide range of issues relating to closed-end funds. Election of the nominees would allow the Fund to hold consolidated board meetings with other AGIFM-managed closed-end funds, which may result in cost savings to the Fund. Consolidated board meetings would also allow PIMCO and AGIFM to focus greater resources on issues that directly benefit shareholders and less time and resources addressing common issues with multiple boards of directors.

The Board is also recommending that in the event either the proposed Investment Management Agreement or the proposed Portfolio Management Agreement is not approved by shareholders, shareholders re-elect those current Directors of the Fund whose terms expire this year.

Q:	ARE THE FUND’S AGGREGATE FEES FOR MANAGEMENT AND ADMINISTRATIVE SERVICES EXPECTED TO INCREASE IF THE PROPOSALS ARE APPROVED?

A:	No. In fact, as described in the enclosed proxy statement, approval of the proposals would result in the Fund paying less for investment management and administrative services than it currently pays.

Q:	HOW DOES THE BOARD RECOMMEND THAT I VOTE?

A:	The Board recommends that you vote “FOR” each proposal and nominee described in the enclosed proxy statement.

Q:	WILL THE FUND PAY FOR THIS PROXY SOLICITATION?

A:	No. PIMCO has agreed to bear these costs.

Q:	HOW DO I VOTE MY SHARES?

A:	By Mail: Vote, sign and return the enclosed proxy card in the enclosed self-addressed, postage-paid envelope.

In Person: Attend the shareholder meeting as described in the enclosed proxy statement.

PCM FUND, INC.

840 Newport Center Drive

Newport Beach, California 92660

(866) 746-2606

Notice of Annual Meeting of Shareholders

To be held April 10, 2008

To the Shareholders of PCM Fund, Inc.:

NOTICE IS HEREBY GIVEN that the Annual Meeting (the “Meeting”) of Shareholders of PCM Fund, Inc. (the “Fund”) will be held at 800 Newport Center Drive, 6th Floor, Newport Beach, California 92660, on April 10, 2008 at 10:00 a.m., Pacific time, or as adjourned from time to time, for the following purposes:

(1)  To consider approval of an Investment Management Agreement between the Fund and Allianz Global Investors Fund Management LLC (“AGIFM”);

(2)  Contingent on approval of Proposal 1 above, to consider approval of a Portfolio Management Agreement between AGIFM and Pacific Investment Management Company LLC (“PIMCO”);

(3)  Contingent on approval of Proposal 1 and Proposal 2 above, to consider the election of the nominees set forth in the Proxy Statement to serve as members of the Fund’s Board of Directors for terms expiring as described therein, and until their successors are elected and qualify;

(4)  In the event that either Proposal 1 or Proposal 2 is not approved by shareholders, to consider the re-election of the current Directors of the Fund whose terms expire this year, so that those current Directors will continue to hold office until the end of those current Directors’ stated terms; and

(5)  To transact such other business as may properly come before the Meeting or any adjournment thereof.

After careful consideration, the Board of Directors of the Fund unanimously approved each of the Proposals and recommends that shareholders vote FOR Proposals 1, 2, 3 and 4. The matters referred to above are discussed in detail in the proxy statement attached to this notice. The Board of Directors has fixed the close of business on March 7, 2008 as the record date for determining shareholders entitled to notice of and to vote at the Meeting or any adjournment thereof.

Each share of the Fund is entitled to one vote, with fractional votes for fractional shares.

Regardless of whether you plan to attend the Meeting, PLEASE COMPLETE, SIGN, DATE AND RETURN PROMPTLY THE ENCLOSED PROXY CARD IN THE ENVELOPE PROVIDED, SO THAT YOU WILL BE REPRESENTED AT THE MEETING. If you have returned a proxy card and are present at the Meeting, you may change the vote specified in the proxy at that time. However, attendance in person at the Meeting, by itself, will not revoke a previously tendered proxy.

By Order of the Board of Directors,

J. Stephen King, Jr.

Secretary

Newport Beach, California

Dated: March 14, 2008

YOUR VOTE IS IMPORTANT NO MATTER HOW LARGE OR SMALL YOUR HOLDINGS MAY BE. IN ORDER TO AVOID THE UNNECESSARY EXPENSE OF FURTHER SOLICITATION, WE URGE YOU TO INDICATE VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD.

PROXY STATEMENT

PCM FUND, INC.

840 Newport Center Drive

Newport Beach, California 92660

(866) 746-2606

Annual Meeting of Shareholders

To be held April 10, 2008

INTRODUCTION

This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Directors (collectively the “Board” or individually a “Director”) of PCM Fund, Inc. (the “Fund” or “PCM”), a Maryland corporation, for use at the annual meeting of shareholders of the Fund to be held at 800 Newport Center Drive, 6th Floor, Newport Beach, California 92660, on April 10, 2008 at 10:00 a.m., Pacific time, or as adjourned and reconvened from time to time (the “Meeting”), for the purposes set forth in the accompanying notice. It is anticipated that the first mailing of proxies and proxy statements to shareholders will be on or about March 17, 2008.

Shareholder Reports.    Shareholders can find important information about the Fund in the annual report dated December 31, 2007 and the semi-annual report dated June 30, 2007, each of which previously has been furnished to shareholders. Shareholders may request another copy of these reports, without charge, by writing to the Fund at the above address, or by calling the toll-free telephone number above.

The Board is soliciting proxies from shareholders of the Fund with respect to the following:

1.	To consider approval of an Investment Management Agreement between the Fund and Allianz Global Investors Fund Management LLC (“AGIFM”);

2.	Contingent on approval of Proposal 1 above, to consider approval of a Portfolio Management Agreement between AGIFM and Pacific Investment Management Company LLC (“PIMCO”);

3.	Contingent on approval of Proposal 1 and Proposal 2 above, to consider the election of the nominees set forth herein to serve as members of the Fund’s Board of Directors for terms expiring as described herein, and until their successors are elected and qualify;

4.	In the event that either Proposal 1 or Proposal 2 is not approved by shareholders, to consider the re-election of the current Directors of the Fund whose terms expire this year, so that those current Directors will continue to hold office until the end of those current Directors’ stated terms; and

5.	Such other business as may properly come before the Meeting.

If any of Proposals 1, 2, 3 or 4 is not approved by shareholders of the Fund, or if any Nominee (as defined herein) or Current Director Nominee (as defined herein) is not elected, the Board of Directors will consider what steps should be taken with respect to the ongoing management of the Fund.

PROPOSAL 1:	APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT BETWEEN THE FUND AND AGIFM

PROPOSAL 2:	CONTINGENT ON APPROVAL OF PROPOSAL 1, APPROVAL OF A PORTFOLIO MANAGEMENT AGREEMENT BETWEEN AGIFM AND PIMCO

The Board of Directors is proposing that shareholders approve an Investment Management Agreement between the Fund and AGIFM (the “Investment Management Agreement”). The Board of Directors is also proposing that, contingent on shareholder approval of the Investment Management Agreement, shareholders approve a Portfolio Management Agreement between AGIFM and PIMCO (the “Portfolio Management Agreement”). A copy of the Investment Management Agreement is attached as Appendix A and a copy of the Portfolio Management Agreement is attached as Appendix B. The description of the Investment Management Agreement and Portfolio Management Agreement that follows is qualified in its entirety by reference to Appendix A and Appendix B.

Summary of Proposal 1 and Proposal 2

If Proposal 1 and Proposal 2 are approved by shareholders, AGIFM would be responsible for providing management oversight and administration services to the Fund pursuant to the Investment Management Agreement, and PIMCO would retain day-to-day portfolio management responsibility for the Fund pursuant to the Portfolio Management Agreement. Under this arrangement, the Fund would pay AGIFM one fee for both investment management and administrative services, whereas the Fund currently pays PIMCO separate fees for these services pursuant to separate agreements. The purpose of these Proposals is to rationalize the management and administration of all closed end funds within the AGIFM fund complex, including the Fund, under one unified model. The Board of Directors believes that this proposed structure would more efficiently utilize the administrative support offered by affiliates of AGIFM, while freeing PIMCO of administrative burdens and allowing PIMCO to focus solely on portfolio management. It should be noted that the same team of investment professionals at PIMCO will continue to manage the Fund’s portfolio if these Proposals are approved by shareholders. It should also be noted that, as described below under “Proposed Portfolio Management Agreement,” shareholder approval of the Proposals would result in the Fund paying lower fees for investment management and administrative services.

Set forth below is a summary of the Investment Management Agreement and Portfolio Management Agreement, information about AGIFM and PIMCO, and a discussion of the factors considered by the Board in approving the Investment Management Agreement and Portfolio Management Agreement.

Proposed Investment Management Agreement

The Board of Directors unanimously approved the Investment Management Agreement at an in-person meeting held on February 25, 2008, subject to the approval of shareholders of the Fund. If approved by shareholders, the Investment Management Agreement would take effect as soon as practicable after the shareholder meeting. The Investment Management Agreement will have an initial two-year term and can be renewed for successive 12-month periods, subject to annual approval in conformity with the Investment Company Act of 1940, as amended (the “1940 Act”) (i.e., approval by the Board of Directors or a majority of the Fund’s outstanding voting securities (as defined in the 1940 Act) and, in either event, by the vote cast in person by a majority of the Directors who are not “interested persons” of the Fund (“Independent Directors”)). It can also be terminated, without penalty, by (i) a vote of a majority of the Fund’s outstanding voting securities (as defined in the 1940 Act); (ii) a vote of a majority of the Independent Directors upon not more than 60 days’ written notice; or (iii) AGIFM upon not more than 60 days’ written notice. The Investment Management Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

Under the terms of the Investment Management Agreement, AGIFM shall, subject to the supervision of the Board of Directors, furnish continuously an investment program for the Fund, make investment decisions on behalf of the Fund, place all orders for the purchase and sale of portfolio securities, and provide administrative services reasonably necessary for the operation of the Fund, including but not limited to furnishing office space and equipment, providing bookkeeping and clerical services (excluding determination of net asset value and shareholder accounting services) and paying all salaries, fees and expenses of the officers and Directors of the Fund who are affiliated with AGIFM. The Investment Management Agreement provides that AGIFM may, at its expense, select and contract with sub-advisers for the Fund, in which case the obligation of AGIFM under the Investment Management Agreement with respect to the investment management of the Fund shall be to determine and review with the sub-adviser the investment policies of the Fund, and the sub-adviser shall be responsible for furnishing continuously an investment program and making investment decisions for the Fund. AGIFM (and not the Fund) would be responsible for compensating any such sub-adviser under the Investment Management Agreement.

Pursuant to the Investment Management Agreement, the Fund will pay AGIFM one fee for both investment management and administrative services whereas the Fund currently pays a separate investment management fee to PIMCO pursuant to the Current Management Agreement (as defined below) and a separate administrative services fee to PIMCO pursuant to the Current Administrative Services Agreement (as defined below). The fee paid pursuant to the Investment Management Agreement for combined investment management and administrative services is higher than the current fee paid to PIMCO for investment management services. However, when aggregating the total fees currently payable to PIMCO for both investment management and administrative services, the combined fee paid pursuant to the Investment Management Agreement is lower. Accordingly, if Proposals 1 and 2 are approved by shareholders, the Fund will pay less for investment management and administrative services than it currently pays.

The Fund will pay to AGIFM as compensation for AGIFM’s investment management and administrative services rendered under the Investment Management Agreement, and for the facilities furnished and for the expenses borne by AGIFM, a fee, computed and paid monthly, at the annual rate of 0.80% of the average daily total managed assets of the Fund. As stated in the Fund’s most recent annual report, the Fund currently pays to PIMCO a quarterly investment manager fee at an annual rate of 0.725% based on average weekly net assets of the Fund, and a quarterly administration fee at an annual rate of 0.10% based on the average weekly net assets of the Fund. Accordingly, if Proposals 1 and 2 are approved by shareholders, the Fund will pay approximately 0.025% less for administration and investment management services than it currently pays. See “Information about the Current Investment Management Agreement and Administrative Services Agreement” below.

The Investment Management Agreement provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of AGIFM, or reckless disregard of its obligations under the Investment Management Agreement, AGIFM shall not be subject to any liability to the Fund for any act or omission in the course of, or in connection with, rendering services under the Investment Management Agreement.

Information about the Current Investment Management Agreement and Current Administrative Services Agreement

PIMCO currently serves as the Fund’s investment manager pursuant to an Investment Management Agreement dated May 5, 2000 (the “Current Management Agreement”), which was last submitted to shareholders for their approval at the annual meeting held on March 3, 2000. The Current Management Agreement was submitted to shareholders in connection with Allianz of America’s acquisition of majority ownership of PIMCO, thereby resulting in the assignment (as defined in the 1940 Act) of the investment management agreement between PIMCO and the Fund dated November 15, 1994. Under the Current Management Agreement, PIMCO provides investment guidance and policy direction in connection with the management of the Fund, including research, analysis, advice, and statistical and economic data an information. The Current Management Agreement may be terminated at any time, without payment of any penalty, by a vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund or by a vote of the majority of the Fund’s Board of Directors on 60 days’ written notice to PIMCO or by PIMCO on 60 days’ written notice to the Fund.

PIMCO also currently serves as administrator of the fund pursuant to an Administrative Services Agreement (the “Current Administrative Services Agreement”). As administrator, PIMCO is responsible for providing all management and administrative services reasonably necessary for the operation of the Fund, other than those management and administrative services provided by PIMCO under the Current Management Agreement, and the custody and transfer agency services provided to the Fund by State Street Bank & Trust Co. and Computershare Trust Co., N.A., respectively. The Current Administrative Services Agreement may be terminated at any time, without payment of any penalty, by a vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act) or by a vote of a majority of the Independent Directors who have no direct or indirect financial interest in the Current Administrative Services Agreement on 60 days’ written notice to PIMCO or by PIMCO on 60 days’ written notice to the Fund.

On August 13, 2007, the Board of Directors of the Fund, including each of the Independent Directors, approved the renewal of the Current Management Agreement and the Current Administrative Services Agreement.

Pursuant to the Current Investment Management Agreement, PIMCO is paid a quarterly fee at the annual rate of 0.725% of the Fund’s average weekly net assets, calculated at the end of each quarter on the basis of the average net assets of the Fund for each week during the respective quarter, and pursuant to the Current Administrative Services Agreement, PIMCO is paid a quarterly administration fee at an annual rate of 0.10% based on the average weekly net assets of the Fund. Fees paid to PIMCO between January 1, 2007 and December 31, 2007 were $945,372 under the Current Investment Management Agreement and were $130,396 under the Current Administrative Services Agreement, for a combined total of $1,075,768. As explained above, the fees to be charged for both investment management and administrative services under the Investment Management Agreement between the Fund and AGIFM are 0.80%. Had this Investment Management Agreement been in effect between January 1, 2007 and December 31, 2007, fees payable under this Agreement for both investment management and administrative services would have been $1,046,235, a decrease of 2.75%.

Information about Allianz Global Investors Fund Management LLC

AGIFM is located at 1345 Avenue of the Americas, New York, New York 10105. Organized in 2000, AGIFM provides investment management and advisory services to a number of closed-end and open-end investment company clients. AGIFM is a wholly-owned indirect subsidiary of Allianz SE (“Allianz”), a publicly-traded European insurance and financial services company. As of December 31, 2007, AGIFM and its investment management affiliates had approximately $801 billion in assets under management.

If Proposals 1 and 2 are approved, AGIFM will retain its affiliate, PIMCO, to manage the Fund’s investments. See “Proposed Portfolio Management Agreement” below. AGIFM and PIMCO are each majority-owned indirect subsidiaries of Allianz.

Principal Executive Officers and Directors of Allianz Global Investors Fund Management LLC

Name	Office Title	Business Address

Marna C. Whittington	Management Board	600 West Broadway, 29th Fl., San Diego, CA 92101

Bruce Koepfgen	Management Board	1345 Avenue of the Americas, New York, NY 10105

Udo Frank	Management Board	4 Embarcadero Center, 30th Fl., San Francisco, CA 94111

E. Blake Moore, Jr.	Management Board	1345 Avenue of the Americas, New York, NY 10105

John C. Maney	Management Board	680 Newport Center Drive, Suite 250, Newport Beach, CA 92660

Name	Office Title	Business Address

Andrew Meyers	Managing Director and Chief Operating Officer	1345 Avenue of the Americas, New York, NY 10105

Michael J. Puntoriero	Chief Financial Officer	680 Newport Center Drive, Suite 250, Newport Beach, CA 92660

William V. Healey	Executive Vice President, Chief Legal Officer and Secretary	1345 Avenue of the Americas, New York, NY 10105

Brian Shlissel	Executive Vice President	1345 Avenue of the Americas, New York, NY 10105

Larry G. Altadonna	Senior Vice President	1345 Avenue of the Americas, New York, NY 10105

Thomas J. Fuccillo	Senior Vice President	1345 Avenue of the Americas, New York, NY 10105

Derek Hayes	Senior Vice President	1345 Avenue of the Americas, New York, NY 10105

Colleen Martin	Senior Vice President and Controller	680 Newport Center Drive, Suite 250, Newport Beach, CA 92660

Vinh T. Nguyen	Senior Vice President and Treasurer	680 Newport Center Drive, Suite 250, Newport Beach, CA 92660

Cindy Colombo	Vice President	1345 Avenue of the Americas, New York, NY 10105

Richard J. Lavery	Vice President	1345 Avenue of the Americas, New York, NY 10105

Kevin F. Murphy	Vice President, Chief Compliance Officer	1345 Avenue of the Americas, New York, NY 10105

Scott Whisten	Vice President	1345 Avenue of the Americas, New York, NY 10105

Orhan Dzemaili	Assistant Vice President	1345 Avenue of the Americas, New York, NY 10105

Lydia Lawrence	Assistant Vice President	1345 Avenue of the Americas, New York, NY 10105

Manuel Madero	Assistant Vice President	1345 Avenue of the Americas, New York, NY 10105

Daisy S. Ramraj-Singh	Assistant Vice President	1345 Avenue of the Americas, New York, NY 10105

Kellie E. Davidson	Assistant Secretary	680 Newport Center Drive, Suite 250, Newport Beach, CA 92660

Proposed Portfolio Management Agreement

The Board of Directors unanimously approved the Portfolio Management Agreement at an in-person meeting held on February 25, 2008, subject to the approval of shareholders of the Fund. The Portfolio Management Agreement would take effect as soon as practicable after it is approved by shareholders of the Fund. The Portfolio Management Agreement will have an initial two-year term and can be renewed for successive 12-month periods, subject to annual approval in conformity with the 1940 Act (i.e., approval by the Board of Directors or a majority of the Fund’s outstanding voting securities (as defined in the 1940 Act) and, in either event, by the vote cast in person by a majority of the Independent Directors). It can also be terminated, without penalty, by (i) a vote of a majority of the Fund’s outstanding voting securities (as defined in the 1940 Act); (ii) a vote of a majority of the Independent Directors upon not less than 60 days’ written notice; (iii) PIMCO upon not less than 60 days’ written notice; or (iv) AGIFM upon not less than 60 days’ written notice. The Investment Management Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

PIMCO currently serves as the Fund’s investment manager and administrator. If Proposals 1 and 2 are approved by shareholders, PIMCO will continue to provide day-to-day investment management services to the Fund, but management oversight and administrative services will be provided by AGIFM. Under the Portfolio Management Agreement, PIMCO shall, subject to the supervision of the Fund’s Board of Directors and AGIFM, furnish continuously an investment program for the Fund and make all related investment decisions on behalf of the Fund and place all orders for the purchase and sale of portfolio securities and all other investments. PIMCO would be responsible for daily monitoring of the investment activities and portfolio holdings of the Fund in connection with the Fund’s compliance with its investment objective, policies and restrictions. The portfolio management personnel currently managing the day-to-day investment activity of the Fund shall continue to do so under the Proposed Portfolio Management Agreement.

AGIFM will pay to PIMCO as compensation for its services rendered under the Portfolio Management Agreement, and for the facilities furnished and for the expenses borne by PIMCO, a fee, computed and paid monthly, at the annual rate of 0.675% of the average daily total managed assets of the Fund.

The Portfolio Management Agreement provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of PIMCO, or reckless disregard of its obligations and duties hereunder, PIMCO shall not be subject to any liability to AGIFM or the Fund for any act or omission in the course of, or connected with, rendering services under the Portfolio Management Agreement.

Information about PIMCO

PIMCO is a majority owned subsidiary of Allianz Global Investors of America L.P. (“AGI”) with a minority interest held by PIMCO Partners, LLC. PIMCO Partners, LLC is owned by the current managing directors and executive management of PIMCO. AGI was organized as a limited partnership under Delaware law in 1987. AGI’s sole general partner is Allianz-Paclife Partners LLC. Allianz-Paclife Partners LLC is a Delaware limited liability company whose sole member is Allianz Global Investors U.S. Holding LLC, a Delaware limited liability company. The sole member of Allianz Global Investors U.S. Holding

LLC is Allianz Global Investors of America LLC. Allianz Global Investors of America LLC has two members, Allianz of America, Inc. (“Allianz of America”), a Delaware corporation which owns a 99.9% non-managing interest, and Allianz Global Investors of America Holding Inc., a Delaware corporation which owns a 0.1% managing interest. Allianz of America is a wholly-owned subsidiary of Allianz SE. Allianz Global Investors of America Holding Inc. is a wholly-owned subsidiary of Allianz Global Investors Aktiengesellschaft, which is owned 25.53% by Allianz-Argos 6 Vermogensverwaltungsgesellschaft mbH and 74.47% by Allianz SE. Allianz-Argos 6 Vermogensverwaltungsgesellschaft is wholly-owned by Allianz Finanzbeteiligungs GmbH which is wholly owned by Allianz SE. Allianz of America, Inc. is wholly-owned by Allianz SE. Allianz SE indirectly holds a controlling interest in Allianz Global Investors of America L.P. Allianz is a European-based, multinational insurance and financial services holding company. The address for Allianz-Paclife Partners LLC, Allianz Global Investors U.S. Holding LLC, Allianz Global Investors of America LLC and Allianz Global Investors of America Holding Inc. is 680 Newport Center Drive, Suite 250, Newport Beach, California 92660. The address for Allianz Global Investors Aktiengesellschaft is Nymphenburger Strausse 112-116, 80636 Munich, Germany. Allianz’s address is Koeniginstrasse 28, D-80802, Munich, Germany. AGI’s address is 680 Newport Center Drive, Suite 250, Newport Beach, California 92660.

Principal Executive Officers and Directors of PIMCO

Name	Business Address	Officer Title

Arnold, Tammie J.	840 Newport Center Drive, Newport Beach, CA 92660	Managing Director

Baker, Brian P.	840 Newport Center Drive, Newport Beach, CA 92660	Managing Director

Benz II, William R.	840 Newport Center Drive, Newport Beach, CA 92660	Managing Director

Bhansali, Vineer	840 Newport Center Drive, Newport Beach, CA 92660	Managing Director

Brynjolfsson, John B	840 Newport Center Drive, Newport Beach, CA 92660	Managing Director

Cupps, Wendy W.	840 Newport Center Drive, Newport Beach, CA 92660	Managing Director

Dawson, Craig A.	840 Newport Center Drive, Newport Beach, CA 92660	Managing Director

Dialynas, Chris P.	840 Newport Center Drive, Newport Beach, CA 92660	Managing Director

El-Erian, Mohamed A.	840 Newport Center Drive, Newport Beach, CA 92660	Managing Director

Name	Business Address	Officer Title

Gross, William H.	840 Newport Center Drive, Newport Beach, CA 92660	Managing Director

Hamalainen, Pasi M.	840 Newport Center Drive, Newport Beach, CA 92660	Managing Director

Harris, Brent Richard	840 Newport Center Drive, Newport Beach, CA 92660	Managing Director

Hodge, Douglas M.	840 Newport Center Drive, Newport Beach, CA 92660	Managing Director

Holden, Brent L.	840 Newport Center Drive, Newport Beach, CA 92660	Managing Director

Isberg, Margaret E.	840 Newport Center Drive, Newport Beach, CA 92660	Managing Director

Ivascyn, Daniel J.	840 Newport Center Drive, Newport Beach, CA 92660	Managing Director

Jacobs IV, Lew W.	840 Newport Center Drive, Newport Beach, CA 92660	Managing Director

Lown, David C.	840 Newport Center Drive, Newport Beach, CA 92660	Managing Director

Mariappa, Sudesh N.	840 Newport Center Drive, Newport Beach, CA 92660	Managing Director

Mather, Scott A.	840 Newport Center Drive, Newport Beach, CA 92660	Managing Director

McCray, Mark V.	840 Newport Center Drive, Newport Beach, CA 92660	Managing Director

McCulley, Paul A.	840 Newport Center Drive, Newport Beach, CA 92660	Managing Director

McDevitt, Joseph V.	840 Newport Center Drive, Newport Beach, CA 92660	Managing Director

Mewbourne, Curtis A.	840 Newport Center Drive, Newport Beach, CA 92660	Managing Director

Muzzy, James Frederic	840 Newport Center Drive, Newport Beach, CA 92660	Managing Director

Otterbein, Thomas J.	840 Newport Center Drive, Newport Beach, CA 92660	Managing Director

Name	Business Address	Officer Title

Powers, William C.	840 Newport Center Drive, Newport Beach, CA 92660	Managing Director

Ravano, Emanuele	840 Newport Center Drive, Newport Beach, CA 92660	Managing Director

Schmider, Ernest L.	840 Newport Center Drive, Newport Beach, CA 92660	Managing Director

Simon, W Scott	840 Newport Center Drive, Newport Beach, CA 92660	Managing Director

Takano, Makoto	840 Newport Center Drive, Newport Beach, CA 92660	Managing Director

Thompson, William S.	840 Newport Center Drive, Newport Beach, CA 92660	Managing Director

Weil, Richard M.	840 Newport Center Drive, Newport Beach, CA 92660	Managing Director

Zhu, Changhong	840 Newport Center Drive, Newport Beach, CA 92660	Managing Director

Burns, Robert Wesley	840 Newport Center Drive, Newport Beach, CA 92660	Consulting MD

Loftus, John S.	840 Newport Center Drive, Newport Beach, CA 92660	Consulting MD

The Directors’ Considerations and Recommendations Regarding the Investment Management Agreement and Portfolio Management Agreement

On February 25, 2008, the Board of Directors of the Fund, including a majority of the Independent Directors, approved the Fund’s Investment Management Agreement and Portfolio Management Agreement (together, the “Agreements”). The information, material factors and conclusions that formed the basis for the Board’s approval are described below.

1. Information Received

A. Materials Reviewed

The Directors received a wide variety of materials relating to the services to be provided by AGIFM and PIMCO. The Board considered information relating to the nature, extent and quality of services to be offered by the AGIFM and PIMCO. The Directors also considered matters relating to fund operations, including the Fund’s compliance program, shareholder services, valuation and custody, and other information relating to the nature, extent and quality of services to be provided by AGIFM and PIMCO. In considering whether to approve the Agreements, the Board also reviewed supplementary information, including comparative industry data with regard to investment performance, advisory fees and expenses, financial and profitability information, and information about the personnel who would be providing investment management and administrative services to the Fund.

B. Review Process

In connection with the approval of the Agreements, the Board reviewed written materials prepared by AGIFM and PIMCO in response to requests from Fund counsel. The Board also received assistance and advice regarding applicable legal standards from Fund counsel, and reports prepared by AGIFM and PIMCO containing comparative performance and expense ratio information. The Board also heard oral presentations on matters related to the Agreements and met both as a full Board and as the Independent Directors alone, without management present. In deciding to recommend the approval of the Agreements, the Board did not identify any single factor or particular information that, in isolation, was controlling. This summary describes the most important, but not all, of the factors considered by the Board.

2. Nature, Extent and Quality of Services

A. Personnel and Resources

The Board considered the depth and quality of each of AGIFM’s and PIMCO’s investment management process, including: its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address the recent growth in assets under management. The Board also considered that PIMCO and AGIFM make available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board considered AGIFM’s and PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as AGIFM’s and PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems. The Board also considered that the portfolio management personnel at PIMCO who manage the day-to-day investment decisions for the Fund would continue to do so under the Portfolio Management Agreement.

B. Other Services

The Board considered each of AGIFM’s and PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; their anticipated efforts to keep the Directors informed about matters relevant to the Fund and its shareholders; and their attention to matters that may involve conflicts of interest with the Fund. The Board also considered the terms of each Agreement, the nature, extent, quality and cost of the services to be provided by AGIFM to the Fund under the Investment Management Agreement, and the nature, extent, quality and cost of the services to be provided by PIMCO to the Fund under the Portfolio Management Agreement. The Board also considered whether the services to be provided under the Agreements would result in better utilization of the management resources offered by AGI and its affiliates and would relieve PIMCO of administrative burdens, thus freeing PIMCO to focus on portfolio management. In addition, the Board considered AGIFM’s ability to monitor and oversee sub-advisers. The Board noted that pursuant to the Investment Management Agreement, the Fund will pay AGIFM one fee for both investment management and administrative services whereas the Fund currently pays a separate investment management fee to PIMCO pursuant to the Current Management Agreement and a separate administrative services fee to PIMCO pursuant to the Current Administrative Services Agreement. The Board further noted that the fee paid pursuant to the Investment Management Agreement for combined investment management and administrative services is higher than the current fee paid to PIMCO for investment management services, however, when aggregating the total fees currently payable to PIMCO for both investment management and administrative services, the combined fee paid pursuant to the Investment Management Agreement is lower. Ultimately, the Board concluded that the nature, extent and quality of the services to be provided by AGIFM and PIMCO will likely benefit the Fund and its shareholders.

3. Investment Performance

The Board received and examined information from PIMCO concerning the Fund’s one-, three-, five- and ten-year performance for the periods ended December 31, 2007. The Board noted that shares of the Fund had generally been trading at a premium for the one-, three-, five- and ten-year periods ended December 31, 2007, with shares trading at a discount during some periods, including the final six months of 2007. The Board also noted that for each of these periods except the one-year period, the Fund had beaten its benchmark index based on its NAV performance, but had generally trailed the benchmark index with respect to market price performance. The Board also noted that the Fund had generally outperformed most of its peer group funds and peer group average based on its NAV performance for these periods, with periods of outperformance and underperformance with respect to its market price for these periods. The Board also noted that the Fund outperformed its peer group average based on NAV performance for the one-, three-, five- and ten-year periods ended December 31, 2007.

Overall, the Board determined that the Fund’s investment performance was strong, and concluded that PIMCO’s performance record in managing the Fund indicates that its continued management is likely to benefit the Fund and its shareholders.

4. Fees

AGIFM and PIMCO reported to the Board that, in proposing fees for the Fund, they considered a number of factors, including the type and complexity of the services provided, the cost of providing services, the risk assumed by AGIFM and PIMCO in the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential Fund returns to current and potential investors.

The Board considered the services to be provided and the fees to be charged under the Agreements. The Board also considered that the Fund was expected to pay lower fees for investment management and administrative services under the Agreement than it currently pays. With respect to overall levels of Fund expenses, the Board observed that bond funds are more fee- and expense-ratio sensitive than equity funds, given the tangible impact of fees and expenses on yield. The Board compared the Fund’s total expenses to other funds in the expense group provided by AGIFM and PIMCO, and found the Fund’s total expenses to be reasonable. The Board noted that the Fund’s expense ratio was lower than certain of the comparative funds presented. AGIFM and PIMCO do not manage any separate accounts with a similar investment strategy to the Fund; therefore the Board could not consider the fees charged by AGIFM and PIMCO to comparable separate accounts. The Board concluded that the proposed advisory and administrative fees were reasonable in relation to the value of the services provided.

Based on the information presented by AGIFM and PIMCO, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory and administrative fees to be charged by AGIFM and PIMCO, as well as the total expenses of the Fund, are reasonable and approval of the Agreements will likely benefit the Fund and its shareholders.

5. Costs, Level of Profits and Economies of Scale

The Board reviewed information regarding AGIFM’s and PIMCO’s anticipated costs of providing services to the Fund as a whole, as well as the resulting level of anticipated profits to AGIFM and PIMCO, noting that those results were comparable to the reported results of several large publicly held investment management companies. The Board noted that it had also received information regarding the structure and manner in which AGIFM’s and PIMCO’s investment professionals were compensated, and AGIFM’s and PIMCO’s views of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered AGIFM’s and PIMCO’s need to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board noted that, as a closed-end fund, the Fund was not expected to materially increase in size. The Board also noted that although neither the Investment Management Agreement nor Portfolio Management Agreement contain breakpoints, advisory agreements for closed-end funds generally do not contain breakpoints.

6. Ancillary Benefits

The Board considered other benefits received by AGIFM and PIMCO and their affiliates as a result of AGIFM’s and PIMCO’s relationship with the Fund, including possible ancillary benefits to AGIFM’s and PIMCO’s institutional investment management businesses due to the reputation and market penetration of the Fund. The Board also reviewed AGIFM’s and PIMCO’s soft dollar policies and procedures, noting that AGIFM and PIMCO have adopted policies not to accept soft dollars.

7. Conclusion

Based on their review, including their consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services to be rendered to the Fund by AGIFM and PIMCO will likely be excellent and favored approval of the Agreements. The Board concluded that the Agreements are each fair and reasonable to the Fund and its shareholders, that the Fund’s shareholders would receive reasonable value in return for the advisory fees and other amounts paid to AGIFM by the Fund and to PIMCO by AGIFM, and that the approval of the Agreements was in the best interests of the Fund and its shareholders.

THE FUND’S BOARD OF DIRECTORS, INCLUDING THE INDEPENDENT DIRECTORS, RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” APPROVAL OF THE INVESTMENT MANAGEMENT AGREEMENT UNDER PROPOSAL 1 AND “FOR” APPROVAL OF THE PORTFOLIO MANAGEMENT AGREEMENT UNDER PROPOSAL 2. UNMARKED PROXIES WILL BE SO VOTED.

PROPOSAL 3:	Contingent on approval of Proposal 1 and Proposal 2 above, to elect the nominees set forth herein to serve as members of the Fund’s Board of Directors for terms expiring on the dates described herein, until their successors are elected and qualify.

The current Directors of the Fund have indicated that, if the Agreements referenced in Proposals 1 and 2 are approved, they will resign in order to facilitate the oversight of the Fund by individuals who serve are directors of the closed-end funds managed by AGIFM. Accordingly, the Board of Directors proposes that shareholders elect Paul Belica, Robert E. Connor, John J. Dalessandro II, Hans W. Kertess, William B. Ogden, IV, R. Peter Sullivan III and John C. Maney (the “Nominees”), each of whom currently serves as a director of AGIFM-managed closed-end funds, as a Director of the Fund. By electing the Nominees to the Board of Directors, the Fund can leverage the knowledge and expertise of these individuals, each of whom is familiar with the AGIFM management model as well as with a wide range of oversight issues relating to closed-end funds, and each of whom would provide the benefit of different experiences and diversity of viewpoints. Election of the Nominees could also result in direct cost savings to the Fund. For example, by holding consolidated board meetings with other AGIFM-managed closed-end funds, travel and related expenses, including support staff expenses and other similar costs necessary to support multiple board meetings, could be reduced. Furthermore, by reducing the number of separate boards, PIMCO and AGIFM can focus greater resources on issues that will directly benefit shareholders and less time and resources addressing common issues with multiple boards of directors.

At a meeting held on February 25, 2008, the Board, including the Independent Directors, nominated each Nominee for election by shareholders of the Fund. The Nominees have indicated their willingness to serve. The Board knows of no reason why any Nominee would be unable to serve, but in the event of any such unavailability, the proxies received will be voted for such substituted nominee as the Board may recommend. The persons named as proxies on the enclosed proxy card will vote your shares for the election of the Nominees unless you withhold authority to vote for the Nominees in your proxy. If elected by shareholders, the Nominees will continue to serve as Directors of the Fund until their term expires, unless sooner succeeded as provided in the Fund’s Articles of Incorporation.

The Fund’s Articles of Incorporation provide that the Fund’s Board of Directors shall be divided into three classes, as nearly equal in number as possible, which shall be designated as Class I, Class II and Class III. The term of service for each Class of Directors is staggered, such that each year shareholders vote for the re-election of one Class of Directors. The effect of these staggered terms is to limit the ability of other entities or persons to acquire control of the Fund by delaying for up to two years the replacement of a majority of the Directors. It is being proposed that Messrs. John J. Dalessandro II and William B. Ogden, IV serve as Class I Directors, whose terms will expire in 2010, that Messrs. Hans W. Kertess, John C. Maney and R. Peter Sullivan III serve as Class II Directors, whose terms will expire in 2011, and that Messrs. Paul Belica and Robert E. Connor serve as Class III Directors, whose terms will expire in 2009.

The current Directors of the Fund are expected to resign effective upon the Nominees taking office.

It is proposed and the Board recommends that shareholders elect the Nominees.

The following table sets forth certain information concerning each of the Nominees.

Nominees

Name, Address* and Date of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director/ Nominee	Other Directorships Held by Director/ Nominee

Independent Director Nominees
Paul Belica 09/27/1921 Class III	None (Director Nominee)	None (Director Nominee)	Retired. Formerly Director, Student Loan Finance Corp., Education Loans, Inc., Goal Funding, Inc., Goal Funding II, Inc. and Surety Loan Fund, Inc.. Formerly, Manager of Stratigos Fund LLC, Whistler Fund LLC, Xanthus Fund LLC & Wynstone Fund LLC.	29	None

Robert E. Connor 09/17/1934 Class III	None (Director Nominee)	None (Director Nominee)	Corporate Affairs Consultant. Formerly, Senior Vice President, Corporate Office, Smith Barney Inc.	29	None

John J. Dalessandro II 07/26/1937 Class I	None (Director Nominee)	None (Director Nominee)	Retired. Formerly, President and Director, J.J. Dalessandro II Ltd., registered broker-dealer and member of the New York Stock Exchange.	29	None

Hans W. Kertess 07/12/1939 Class II	None (Director Nominee)	None (Director Nominee)	President, H. Kertess & Co., a financial advisory company; formerly, Managing Director, Royal Bank of Canada Capital Markets.	29	None

William B. Ogden, IV 01/11/1945 Class I	None (Director Nominee)	None (Director Nominee)	Asset Management Industry Consultant. Formerly, Managing Director, Investment Banking Division of Citigroup Global Markets Inc.	27	None

R. Peter Sullivan III 09/04/1941 Class II	None (Director Nominee)	None (Director Nominee)	Retired. Formerly, Managing Partner, Bear Wagner Specialists LLC, specialist firm on the New York Stock Exchange.	27	None

Name, Address* and Date of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director/ Nominee	Other Directorships Held by Director/ Nominee
Interested Director Nominee

John C. Maney** 08/03/1959 Class II	None (Director Nominee)	None (Director Nominee)	Management Board of Allianz Global Investors Fund Management LLC; Chief Financial Officer of Allianz Global Investors Managed Accounts LLC and Allianz Global Investors Distributors LLC; Management Board and Managing Director of Allianz Global Investors of America L.P. since January 2005 and also Chief Operating Officer of Allianz Global Investors of America L.P. since November 2006; Formerly, Executive Vice President and Chief Financial Officer of Apria Healthcare Group, Inc. (1998-2001)	65	None

*	Unless otherwise indicated, the business address of the persons listed above is c/o Allianz Global Investors Fund Management LLC, 1345 Avenue of the Americas, New York, New York 10105.

**	Mr. Maney will be an “interested person” of the Fund due to his affiliation with Allianz Global Investors of America L.P. and its affiliates. Mr. Maney holds the following positions with affiliated persons: Management Board, Managing Director and Chief Operating Officer of Allianz Global Investors of America L.P., Allianz Global Investors of America LLC and Allianz-Pac Life Partners LLC; Member — Board of Directors and Chief Operating Officer of Allianz Global Investors of America Holdings Inc. and Oppenheimer Group, Inc.; Managing Director and Chief Operating Officer of Allianz Global Investors NY Holdings LLC and Allianz Global Investors U.S. Equities LLC; Management Board and Managing Director of Allianz Global Investors U.S. Holding LLC; Managing Director and Chief Financial Officer of Allianz Hedge Fund Partners Holding L.P.; Managing Director of Allianz Global Investors U.S. Retail LLC; Member — Board of Directors and Managing Director of Allianz Global Investors Advertising Agency Inc.; Compensation Committee of NFJ Investment Group L.P.; Management Board of Allianz Global Investors Fund Management LLC, Nicholas-Applegate Holdings LLC and OpCap Advisors LLC; Member — Board of Directors of NFJ Management Inc. and PIMCO Global Advisors (Resources) Limited; and Executive Vice President of PIMCO Japan Ltd.

Board of Director Committees

The current Board of Directors has established an Audit Committee, Governance Committee and Valuation Committee. The Nominees have indicated that if they are elected, they intend to populate each of these current Committees of the board, establish a Compensation Committee and adopt new charters for certain Committees (and re-name certain Committees) as described below.

Audit Committee. It is anticipated that the Audit Committee (to be renamed the “Audit Oversight Committee”) would consist of Messrs. Belica, Connor, Dalessandro, Kertess, Ogden and Sullivan, each of whom would be an Independent Director. It is anticipated that Mr. Belica would be Chairman of the Fund’s Audit Oversight Committee. The Audit Oversight Committee, as populated by these Nominees, would provide the same or similar oversight, perform the same or similar functions and have the same or similar responsibilities as the current Audit Committee. For information pertaining to the current Audit Committee, see “Board of Directors—Committees” under Proposal 4 below.

Each member of the Fund’s Audit Oversight Committee would be ‘‘independent,’’ as independence for audit committee members is defined in the currently applicable listing standards of the New York Stock Exchange, on which the shares of the Fund are listed. It is anticipated that if the Nominees are elected they would adopt a new written charter for the Audit Oversight Committee which is substantially similar to the charter of the audit oversight committees of other AGIFM-managed closed-end funds.

Governance Committee. It is anticipated that the Governance Committee (to be renamed the “Nominating Committee”) would consist of Messrs. Belica, Connor, Dalessandro, Kertess, Ogden and Sullivan, each of whom would be an Independent Director. The Nominating Committee, as populated by these Nominees, would perform the same or similar functions and have the same or similar responsibilities as the current Governance Committee. For information pertaining to the current Governance Committee, see “Board of Directors—Committees” under Proposal 4 below.

Each member of the Fund’s Nominating Committee would be ‘‘independent,’’ as independence for nominating committee members is defined in the currently applicable listing standards of the New York Stock Exchange, on which the shares of the Fund are listed. It is anticipated that if the Nominees are elected they will adopt a new written charter for the Nominating Committee which is substantially similar to the charter of the nominating committees of other AGIFM-managed closed-end funds. A copy of this charter, which includes information regarding consideration of director candidates nominated by shareholders, is available at the following website:    http://www.allianzinvestors.com/documentLibrary/closedEndFunds/supportingLiterature/nominating_committee_charter.pdf.

Valuation Committee. It is anticipated that the Valuation Committee would consist of Messrs. Belica, Connor, Dalessandro, Kertess, Ogden and Sullivan. The Valuation Committee, as populated by these Nominees, would perform the same or similar functions and have the same or similar responsibilities as the current Valuation Committee. For information pertaining to the current Valuation Committee, see “Board of Directors—Committees” under Proposal 4 below.

Compensation Committee. The Board would establish a new Compensation Committee, which is anticipated to consist of Messrs. Belica, Connor, Dalessandro, Kertess, Ogden and Sullivan. The Compensation Committee would meet as the Board deemed necessary to review and make recommendations regarding compensation payable to the Directors of the Fund who are not directors, officers, partners or employees of AGIFM or PIMCO or any entity controlling, controlled by or under common control with AGIFM or PIMCO.

The establishment and composition of Board Committees, the qualifications of and process for identifying director nominees and the consideration of director nominees submitted by shareholders are each subject to the final determination of the Nominees in their discretion, if elected.

Listed below for each Nominee is a dollar range of securities beneficially owned in the Fund together with the aggregate dollar range of equity securities in all registered investment companies overseen by each Nominee that are in the same family of investment companies as the Fund, as of January 31, 2008. Comparable disclosure for each current Director is provided under Proposal 4 below.

Name of Director or Nominee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director/ Nominee in the Family of Investment Companies[1]
Independent Director Nominees

Paul Belica	$0	$0

Robert E. Connor	$0	$0

John J. Dalessandro II	$0	$0

Hans W. Kertess	$0	$0

William B. Ogden, IV	$0	$0

R. Peter Sullivan III	$0	$0

Interested Director Nominees

John C. Maney	$0	$0

[1]	Family of Investment Companies includes the Fund, PIMCO Funds, PIMCO Variable Insurance Trust and PIMCO Strategic Global Government Fund, Inc.

Set forth in the table below is information regarding share ownership in securities of PIMCO, and any entity controlling, controlled by or under common control with PIMCO (not including registered investment companies), as of January 31, 2008 for each Nominee who would be an Independent Director if elected and his or her immediate family members. Comparable disclosure for each current Independent Director is provided under Proposal 4 below.

Name of Director or Nominee	Name of Owners and Relationships to Director	Company	Title of Class	Value of Securities	Percent of Class
Current Independent Directors
Paul Belica	None	None	None	None	None
Robert E. Connor	None	None	None	None	None
John J. Dalessandro II	None	None	None	None	None
Hans W. Kertess	None	None	None	None	None
William B. Ogden, IV	None	None	None	None	None
R. Peter Sullivan III	None	None	None	None	None

Information regarding the aggregate compensation from the Fund and the total compensation from the Fund and Fund complex paid to each current Director for the fiscal year ended December 31, 2007 is provided under Proposal 4 below.

THE BOARD OF DIRECTORS, INCLUDING THE INDEPENDENT DIRECTORS, RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE NOMINEES UNDER PROPOSAL 3. UNMARKED PROXIES WILL BE SO VOTED.

PROPOSAL 4:	In the event that either Proposal 1 or Proposal 2 is not approved by shareholders, to consider re-election of the current Directors of the Fund whose terms expire this year, so that those Directors will continue to hold office until the end of those current Directors’ stated terms.

As described above under Proposal 3, the Directors are divided into three Classes, each having a term of three years, with the term of each Class expiring in a different year. The Board of Directors is nominating the Fund’s current Class II Directors, each of whose term expires in 2008 (the “Current Director Nominees”), for re-election to serve for the term set forth below in the event that either Proposal 1 or Proposal 2 is not approved by shareholders.

At a meeting held on February 25, 2008, the Board, including the Independent Directors, nominated each Current Director Nominee for election. The Current Director Nominees have indicated their willingness to serve as Directors. The Board knows of no reason why the Current Director Nominees would be unable to serve, but in the event of any such unavailability, the proxies received will be voted for such substituted nominee as the Board may recommend. The persons named as proxies on the enclosed proxy card will vote your shares for the election of the Current Director Nominees unless you withhold authority to vote for the Current Director Nominees in your proxy. If elected by shareholders, the Current Director Nominees will continue to serve as Directors of the Fund until their term expires in 2011 unless sooner succeeded as provided in the Fund’s Articles of Incorporation.

It is proposed, and the Board recommends, that shareholders elect the Current Director Nominees.

The following table sets forth certain information concerning each of the current Directors of the Fund, including the Current Director Nominees. However, only the Current Director Nominees and the Nominees discussed in Proposal 3 are standing for election at the Meeting, and the Current Director Nominees are only standing for election on the conditions set forth above.

The Class II Directors (the Current Director Nominees) are:

Class II Directors (Current Term Expiring in 2008):

Name, Address and Age[1]	Position(s) Held With Fund	Term of Office and Length of Time Served[2]	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director	Shares of Common Stock of the Fund Beneficially Owned as of March 7, 2008

Independent Directors
J. Michael Hagan Age 68	Director/ Nominee	3/00-Present	Private Investor and Business Adviser (primarily to manufacturing companies).	101	Trustee, PIMCO Funds; Trustee, PIMCO Variable Insurance Trust; Director, Ameron International (manufacturing); and Director, Fleetwood Enterprises (manufacturer of housing and recreational vehicles). Formerly, Director, Remedy Temp (staffing).	900

Vern O. Curtis Age 73	Director/ Nominee	2/95-Present	Private Investor.	101	Trustee, PIMCO Funds; Trustee, PIMCO Variable Insurance Trust; and Director.	7,500

The current Class III Directors are:

Class III Directors (Current Term Expiring in 2009):

Name, Address and Age[1]	Position(s) Held With Fund	Term of Office and Length of Time Served[2]	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director or Nominee for Director	Shares of Common Stock of the Fund Beneficially Owned as of March 7, 2008

Interested Directors

Brent R. Harris[3] Age: 48	Chairman of the Board and Director	6/93-Present	Managing Director and member of Executive Committee, PIMCO.	101	Trustee and Chairman of the Board, PIMCO Funds and PIMCO Variable Insurance Trust; Director and Vice President, StocksPLUS® Management, Inc.; and member of Board of Governors and Executive Committee, Investment Company Institute.	1,571

R. Wesley Burns[3] Age: 48	Director	11/97-Present (President until 5/05)	Consulting Managing Director, PIMCO. Formerly, Managing Director, PIMCO.	102	Trustee, PIMCO Funds; Trustee, PIMCO Variable Insurance Trust; Director and Chairman of the Board, PIMCO Strategic Global Government Fund, Inc.; and Director, PS Business Parks, Inc. (a Real Estate Investment Trust).	0

The current Class I Directors are:

Class I Directors (Current Term Expiring in 2010)

Name, Address and Age[1]	Position(s) Held With Fund	Term of Office and Length of Time Served[2]	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director or Nominee for Director	Shares of Common Stock of the Fund Beneficially Owned as of March 7, 2008

Independent Directors

E. Philip Cannon Age 67	Director	3/00-Present	Proprietor, Cannon & Company (a private investment firm). Formerly, President, Houston Zoo (until 2005).	101	Trustee, PIMCO Funds; and Trustee, PIMCO Variable Insurance Trust. Formerly, Trustee, Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series).	1,500

Name, Address and Age[1]	Position(s) Held With Fund	Term of Office and Length of Time Served[2]	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director or Nominee for Director	Shares of Common Stock of the Fund Beneficially Owned as of March 7, 2008
Independent Directors

William J. Popejoy Age 70	Director	7/93-2/95 and 8/95-Present	Private Investor.	101	Trustee, PIMCO Funds; and Trustee, PIMCO Variable Insurance Trust. Formerly, Director, New Century Financial Corporation (mortgage banking).	17,800

[1]	Directors can be reached at the Fund’s address above.
[2]	The current terms of the Class I, Class II and Class III Directors will expire in 2010, 2008 and 2009, respectively.
[3]

Mr. Burns and Mr. Harris are “interested persons” of the Fund (as that term is defined in the Investment Company Act of 1940, as amended (“1940 Act”)) because of their affiliations with the Fund’s investment adviser, PIMCO.

During the fiscal year ended December 31, 2007, there were 6 meetings of the Board.

Listed below for each current Director is a dollar range of securities beneficially owned in the Fund together with the aggregate dollar range of equity securities in all registered investment companies overseen by each Director that are in the same family of investment companies as the Fund, as of March 7, 2008.

Name of Director or Nominee	Dollar Range of Equity Securities in the Fund		Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director/Nominee in the Family of Investment Companies[1]
Current Independent Directors

E. Philip Cannon	Over $	100,000	Over $100,000

William J. Popejoy	Over $	100,000	Over $100,000

J. Michael Hagan	Over $	100,000	Over $100,000

Vern O. Curtis	Over $	100,000	Over $100,000

Current Interested Directors

Brent R. Harris	Over $	100,000	Over $100,000

R. Wesley Burns	Over $	100,000	Over $100,000

[1]	Family of Investment Companies includes the Fund, PIMCO Funds, PIMCO Variable Insurance Trust and PIMCO Strategic Global Government Fund, Inc.

As of March 7, 2008, Ernest L. Schmider, the Fund’s President, beneficially owned 1,750 shares of common stock of the Fund. No other named executive officers of the Fund, as defined in Item 402(a)(3) of Regulation S-K, owned shares of common stock of the Fund.

Set forth in the table below is information regarding share ownership in securities of PIMCO, and any entity controlling, controlled by or under common control with PIMCO (not including registered investment companies), as of March 7, 2008 for each Current Director Nominee who would be an Independent Director if elected and his or her immediate family members. This information is also provided with respect to each of the Fund’s current Independent Directors.

Name of Director or Nominee	Name of Owners and Relationships to Director	Company	Title of Class	Value of Securities	Percent of Class
Current Independent Directors

E. Philip Cannon	None	None	None	None	None

William J. Popejoy	None	None	None	None	None

J. Michael Hagan	None	None	None	None	None

Vern O. Curtis	None	None	None	None	None

As of March 7, 2008, the Directors and officers of the Fund, as a group, owned less than one percent of the outstanding shares of the Fund in the aggregate. To the knowledge of the Fund, as of the Record Date, no persons owned of record or beneficially 5% or more of the shares of the Fund.

Board of Directors—Committees

Audit Committee

The Fund has a standing Audit Committee that currently consists of all of the Independent Directors (presently Messrs. Cannon, Curtis, Hagan and Popejoy). Mr. Curtis, an Independent Director, has been designated as the Audit Committee’s financial expert.). The Audit Committee reviews both the audit and non-audit work of the Fund’s independent registered public accounting firm, submits a recommendation to the Board as to the selection of the independent registered public accounting firm, and reviews generally the maintenance of the Fund’s records and the safekeeping arrangements of the Fund’s custodian. During the fiscal year ended December 31, 2007, the Audit Committee met four times. All members of the Audit Committee attended 100% of such meetings.

The Board of Directors has adopted an Audit Committee Charter, a copy of which is available on the Fund’s website at www.pcmfund.com. The Audit Committee has received written disclosures and the letter required by Independence Standards Board Standard No. 1 from its independent registered public accounting firm, and has discussed with its independent registered public accounting firm its independence. The Audit Committee has also reviewed and discussed the audited financial statements with Fund management and its independent registered public accounting firm, and discussed certain matters with its independent registered public accounting firm addressed by Statements on Auditing Standards No. 61.

Based on the foregoing, the Audit Committee recommended to the Board that the Fund’s audited financial statements be included in the Fund’s annual report for the fiscal year ended December 31, 2007.

Valuation Committee

The Fund has a standing Valuation Committee whose function is to monitor the valuation of portfolio securities and other investments and, as required by the Fund’s valuation policies, when the Board is not in session, it shall determine the fair value of portfolio holdings after consideration of all relevant factors, which determinations shall be reported to the full Board. The Valuation Committee consists of two Directors of the Fund, presently Mr. Harris and Mr. Burns, and four officers of the Fund: Ernest L. Schmider (President), John P. Hardaway (Treasurer), Erik C. Brown (Assistant Treasurer) and Stacie D. Anctil (Assistant Treasurer). Each member of the Valuation Committee is an “interested person” of the Fund as that term is defined in the 1940 Act. During the fiscal year ended December 31, 2007, there were twelve meetings of the Valuation Committee.

Governance Committee: Consideration of Potential Director Nominees

The Fund has established a Governance Committee (formerly, Nominating Committee) (the “Committee”) that consists of all of the Directors. One function of the Committee is to make recommendations to the Board regarding nominations for membership on the Board of Directors. It evaluates candidates’ qualifications for Board membership and, with respect to nominees for positions as independent directors, their independence from the Fund’s investment adviser and other principal service providers. Although all of the Directors of the Fund are eligible to serve on the Committee, the interested Directors of the Fund who are members of the Committee do not participate in any activities that are exclusively the responsibility of the independent Directors (e.g., voting on the nomination of independent directors).

The Committee will consider potential director nominees recommended by Fund shareholders provided that the proposed nominees: (i) satisfy any minimum qualifications of the Fund for its Directors; (ii) are not “interested persons” of the Fund or the Fund’s investment adviser within the meaning of the 1940 Act; and (iii) are “independent” as defined in the New York Stock Exchange (“NYSE”) listing standards.

In addition, potential director nominees recommended by shareholders must fulfill the following requirements:

(a) The nominee may not be the nominating shareholder, a member of the nominating shareholder group, or a member of the immediate family of the nominating shareholder or any member of the nominating shareholder group;

(b) Neither the nominee nor any member of the nominee’s immediate family may be currently employed or employed within the last year by any nominating shareholder entity or entity in a nominating shareholder group;

(c) Neither the nominee nor any immediate family member of the nominee is permitted to have accepted directly or indirectly, during the year of the election for which the nominee’s name was submitted, during the immediately preceding calendar year, or during the year when the nominee’s name was submitted, any consulting, advisory, or other compensatory fee from the nominating shareholder or any member of a nominating shareholder group;

(d) The nominee may not be an executive officer or director (or person performing similar functions) of the nominating shareholder or any member of the nominating shareholder group, or of an affiliate of the nominating shareholder or any such member of the nominating shareholder group; and

(e) The nominee may not control (as “control” is defined in the 1940 Act) the nominating shareholder or any member of the nominating shareholder group (or in the case of a shareholder or member that is a fund, an interested person of such shareholder or member as defined by Section 2(a)(19) of the 1940 Act).

The nominating shareholder or shareholder group must meet the following requirements:

(a) Any shareholder or shareholder group submitting a proposed nominee must beneficially own, either individually or in the aggregate, more than 5% of the Fund’s securities that are eligible to vote at the time of submission of the nominee and at the time of the annual meeting where the nominee may be elected. Each of the securities used for purposes of calculating this ownership must have been held continuously for at least two years as of the date of the nomination. In addition, such securities must continue to be held through the date of the meeting. The nominating shareholder or shareholder group must also bear the economic risk of the investment and the securities used for purposes of calculating the ownership cannot be held “short”; and

(b) The nominating shareholder or shareholder group must also submit a certification which provides the number of shares which the person or group has (i) sole power to vote or direct the vote; (ii) shared power to vote or direct the vote; (iii) sole power to dispose or direct the disposition of such shares; and (iv) shared power to dispose or direct the disposition of such shares. In addition, the certification shall provide that the shares have been held continuously for at least two years.

A nominating shareholder or shareholder group may not submit more proposed nominees than the number of Board positions open each year. All shareholder recommended nominee submissions must be received by the Fund by the deadline for submission of any shareholder proposals (see “Shareholders’ Proposals” below) which would be included in the Fund’s proxy statement for its 2009 Annual Meeting.

Shareholders recommending potential director nominees must substantiate compliance with these requirements at the time of submitting their proposed director nominee to the attention of the Fund’s Secretary. Notice to the Fund’s Secretary should be provided in accordance with the deadline specified above and include, (i) the shareholder’s contact information; (ii) the director nominee’s contact information and the number of Fund shares owned by the proposed nominee; (iii) all information regarding the proposed nominee that would be required to be disclosed in solicitations of proxies for elections of directors required by Regulation 14A of the Securities Exchange Act of 1934, as amended (the “1934 Act”); and (iv) a notarized letter executed by the proposed nominee, stating his or her intention to serve as a nominee and be named in the Fund’s proxy statement, if nominated by the Board of Directors, to be named as a director if so elected.

The Board of Directors has adopted a Charter for the Committee, a copy of which is available on the Fund’s website at www.pcmfund.com. The Committee identifies prospective director nominees from any reasonable source and has the ability to engage third-party services for the identification and evaluation of potential nominees. The Charter of the Committee provides that each prospective director candidate have a college degree or equivalent business experience. In addition, it is the Board’s policy that directors on the Board may not serve in a similar capacity on the board of a registered investment company which is not sponsored or advised by the Fund’s investment adviser or its affiliates. Although there are no minimum qualifications other than as described above, the Committee may take into account a wide variety of factors in considering prospective director nominees, including (but not limited to) the overall diversity of the Board’s composition and the prospective nominee’s: (i) availability and commitment to attend meetings and perform his or her responsibilities on the Board; (ii) relevant industry and related experience; (iii) educational background; (iv) financial expertise; and (v) ability, judgment and expertise.

The Committee may recommend that the Board modify any nominee qualifications from time to time. The Committee meets periodically to identify and evaluate nominees for director and makes its recommendations to the Board at the time of the Board’s February meeting. Other than compliance with the requirements mentioned above for submission of a director candidate, the Committee does not otherwise evaluate potential director nominees recommended by shareholders in a different manner. The standard of the Committee is to treat all equally qualified potential nominees in the same manner.

During the fiscal year ended December 31, 2007, the Committee met two times.

Communications with the Board of Directors

The Fund provides a means for shareholders to send communications to the Board of Directors. Shareholders may obtain information regarding the ability to communicate with the Board of Directors, as well as the Fund’s policy concerning attendance by Directors at annual meetings of shareholders, by consulting the Fund’s website at www.pcmfund.com.

Remuneration of Directors and Officers

As of December 31, 2007, the Fund paid each Independent Director an annual retainer of $6,000, plus $1,000 for each regular Board meeting attended in person and ($500 for each special meeting attended) plus reimbursement of related expenses. The Audit Committee Chairman receives an annual retainer of $1,000 and the Governance Committee Chairman receives an annual retainer of $500. In addition, each member of a committee receives $250 for each committee meeting attended.

The following table sets forth the compensation paid to each Director of the Fund for the fiscal year ended December 31, 2007. Directors who are “interested persons” of the Fund do not receive any compensation from the Fund.

Name	Aggregate Compensation from Fund[1]	Total Compensation from Fund and Fund Complex[2]
Independent Directors

Marilyn A. Alexander[3]	$8,500	$125,000

E. Philip Cannon	$12,000	$175,375

Vern O. Curtis	$13,000	$192,125

J. Michael Hagan	$12,000	$175,375

William J. Popejoy	$12,500	$175,625

Interested Directors

R. Wesley Burns	$0	$0

Brent R. Harris	$0	$0

[1]

The amounts shown in this column represent the aggregate compensation before deferral with respect to the Fund’s fiscal year ended December 31, 2007. Mr. Cannon deferred compensation of $11,750 from the Fund during the fiscal year ended December 31, 2007. The cumulative deferred compensation (including interest) accrued with respect to Mr. Cannon from the Fund, as of the Fund’s fiscal year ended December 31, 2007, is $89,351.96.

[2]

“Fund Complex” includes the Fund, PIMCO Funds, PIMCO Variable Insurance Trust, and PIMCO Strategic Global Government Fund, Inc. No compensation was paid to any Director of the Fund by PIMCO Strategic Global Government Fund, Inc.

[3]	Marilyn A. Alexander resigned as a Director of the Fund effective August 23, 2007.

For their services as Trustees of the PIMCO Funds, the Directors who are not “interested persons” of PIMCO Funds listed above received an annual retainer of $100,000 plus $9,500 for each Board of Trustees meeting attended in person ($1,500 for each special meeting attended), plus reimbursement of related expenses. The Audit Committee Chairman receives an annual retainer of $15,000 and the Governance Committee Chairman receives an annual retainer of $1,500. In addition, the Audit Committee Chairman receives $1,000 for each Audit Committee meeting attended and each member of a committee receives $750 for each committee meeting attended.

For their services as Trustees of the PIMCO Variable Insurance Trust, the Directors who are not “interested persons” of PIMCO Variable Insurance Trust listed above received an annual retainer of $15,000 plus $2,375 for each Board of Trustees meeting attended in person ($750 for each special meeting attended), plus reimbursement of related expenses. The Audit Committee Chairman receives an annual retainer of $2,000 and the Governance Committee Chairman receives an annual retainer of $500. In addition, the Audit Committee Chairman receives $500 for each Audit Committee meeting attended and each member of a committee receives $500 for each committee meeting attended.

The following table shows the executive officers of the Fund, their ages, positions with the Fund and principal occupations during the past five years.

Name, Address and Age[1]	Position(s) Held with Fund	Term of Office and Length of Time Served[2]	Principal Occupation(s) During the Past Five Years
Ernest L. Schmider Age 50	President	5/05-present	Managing Director, PIMCO.

David C. Flattum Age 43	Chief Legal Officer	11/06-present	Executive Vice President and General Counsel, PIMCO. Formerly, Managing Director, Chief Operating Officer and General Counsel, AGI and Partner at Latham and Watkins LLP.

Jennifer E. Durham Age 37	Chief Compliance Officer	7/04-present	Senior Vice President, PIMCO. Formerly, Vice President and Legal/ Compliance Manager, PIMCO.

Daniel J. Ivascyn Age 38	Senior Vice President	11/01-present	Managing Director, PIMCO. Formerly, Executive Vice President, PIMCO.

William C. Powers Age 50	Senior Vice President	7/93-present	Managing Director, PIMCO.

Jeffrey M. Sargent Age 45	Senior Vice President. Formerly, Vice President.	6/93-present (since 2/99 as Senior Vice President)	Executive Vice President, PIMCO. Formerly, Senior Vice President, PIMCO.

William S. Thompson, Jr. Age 62	Senior Vice President	7/93-present (since 2/03 as Senior Vice President)	Chief Executive Officer and Managing Director, PIMCO.

J. Stephen King, Jr. Age 45	Vice President—Senior Counsel & Secretary	5/05-present (since 10/2007 as Secretary)	Senior Vice President and Attorney, PIMCO. Formerly, Vice President, PIMCO and Associate, Dechert LLP.

Henrik P. Larsen Age 37	Vice President	2/99-present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Name, Address and Age[1]	Position(s) Held with Fund	Term of Office and Length of Time Served[2]	Principal Occupation(s) During the Past Five Years
Joshua D. Ratner Age 31	Assistant Secretary	10/2007 to present	Vice President and Attorney, PIMCO. Formerly, Associate, Skadden, Arps, Slate, Meagher & Flom LLP and Associate, Ropes & Gray LLP

Michael J. Willemsen Age 48	Vice President	2/95-present (Since 2/02 as Vice President)	Vice President, PIMCO.

John P. Hardaway Age 50	Treasurer	6/93-present	Executive Vice President, PIMCO. Formerly, Senior Vice President, PIMCO.

Erik C. Brown Age 40	Assistant Treasurer	2/01-present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Trent W. Walker Age 33	Assistant Treasurer	5/07-present	Vice President, PIMCO. Formerly, Senior Manager, PricewaterhouseCoopers LLP.

Stacie D. Anctil Age 38	Assistant Treasurer	11/03-present	Vice President, PIMCO. Formerly, Specialist, PIMCO.

[1]	Executive officers can be reached at the Fund’s address above.
[2]	Officers of the Fund are appointed annually by the Board.

THE BOARD OF DIRECTORS, INCLUDING THE INDEPENDENT DIRECTORS, RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE CURRENT DIRECTOR NOMINEES UNDER PROPOSAL 4. UNMARKED PROXIES WILL BE SO VOTED.

INFORMATION ON INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP (“PwC”) was selected by the Board on February 25, 2008 as independent registered public accounting firm to examine the financial statements of the Fund for the fiscal year ending December 31, 2008. A representative of PwC, if requested by any shareholder, will be present (via telephone) at the Meeting, will have the opportunity to make a statement if the representative desires to do so, and will respond to appropriate questions from shareholders.

Fees for Services to the Fund

The following table provides information on the aggregate fees billed by PwC for services rendered to the Fund for each of the last two fiscal years.

Fiscal Year Ended	Audit Fees[1]	Audit-Related Fees[2]	Tax Fees[3]	All Other Fees	Totals
December 31, 2007	$21,262	$1,000	$-0-	-0-	$22,262
December 31, 2006	$20,060	$2,160	$-0-	-0-	$22,220

[1]

Includes aggregate fees billed for professional services rendered for the audit of the Fund’s annual financial statements and services normally provided in connection with statutory or regulatory filings or engagements by the Fund.

[2]	Includes aggregate fees billed for review of the Fund’s semi-annual report to shareholders.
[3]	Includes aggregate fees billed for review of the Fund’s tax returns.

Fees for Services to PIMCO

The following table provides information on the aggregate fees billed by PwC for services rendered to PIMCO for each of the last two fiscal years:

Fiscal Year Ended	Audit Fees	Audit-Related Fees[1]	Tax Fees[2]	All Other Fees[3]	Totals
December 31, 2007	$-0-	$146,395	$332,800	$439,250	$918,445
December 31, 2006	$-0-	$154,649	$750	$520,613	$676,012

[1]	Includes aggregate fees billed for regulatory review and AIMR Verification Services.
[2]	Includes aggregate fees billed for tax consulting and tax review.
[3]	Includes aggregate fees billed for agreed upon procedures and SAS 70.

Additional Information on Fees for Services to the Fund and PIMCO

The following table provides the aggregate non-audit fees billed by PwC for services rendered to the Fund and PIMCO for each of the last two fiscal years:

	Aggregate Non-Audit Fees Billed to Entity
Entity	Fiscal Year Ended 12/31/07	Fiscal Year Ended 12/31/06
Fund	$1,000	$2,160
PIMCO	918,445	676,012

Totals	$919,445	$678,172

Pre-approval Policies and Procedures

The pre-approval policies and procedures of the Fund require that the Audit Committee pre-approve all audit services and non-audit services provided by PwC or any other independent registered public accounting firm engaged by the Fund (the “Auditor”). The Audit Committee must pre-approve any engagement of the Auditor to provide non-audit services to (i) the Fund’s investment adviser, and (ii) any entity controlling, controlled by, or under common control with the Fund’s investment adviser that provides ongoing services to the Fund (entities in (i) and (ii), hereinafter “Service Affiliates”) if the services provided to such Service Affiliates relate directly to the operations and financial reporting of the Fund (“Covered Non-Audit Services”). The policies and procedures permit the Audit Committee to pre-approve the provision of types or categories of non-audit services to the Fund and Covered Non-Audit Services to the Service Affiliates. The Audit Committee may also pre-approve the provision of non-audit services to the Fund or its Service Affiliates on a project-by-project basis.

The policies and procedures include an exception to the pre-approval requirement for non-audit services, to be invoked only rarely and only if certain conditions are met, including that (i) the aggregate fees and costs of all non-audit services that, but for this limited exception, would require pre-approval by the Audit Committee constitutes no more than five percent of the total fees and costs paid by the Fund and Services Affiliates to the Auditor during the fiscal year during which such non-audit services are provided; (ii) at the time of engagement for such services, the Fund did not recognize that the services were “non-audit services” that required pre-approval; and (iii) each such service is promptly brought to the attention of and approved by the Audit Committee prior to the completion of the service. The exception to the pre-approval requirement was not invoked with respect to any of the non-audit services described on the preceding page.

Compliance with Section 16(a) of the 1934 Act

Section 16(a) of the 1934 Act and Section 30(h) of the 1940 Act require the Fund’s officers and Directors, investment adviser, affiliates of the investment adviser, and persons who beneficially own more than ten percent of a registered class of the Fund’s securities (“Reporting Persons”), to file reports of ownership of the Fund’s securities and changes in ownership with the SEC and the NYSE. Reporting Persons are also required by such regulations to furnish the Fund with copies of all Section 16(a) forms they file.

Based solely on its review of the copies of such forms received by it and written representation of certain Reporting Persons, the Fund believes that during fiscal year 2007, its Reporting Persons complied with all applicable filing requirements.

OTHER BUSINESS

The Directors do not know of any matters to be presented at the Meeting other than those set forth in this proxy statement. If other business should properly come before the Meeting, proxies will be voted in accordance with the judgment of the persons named in the accompanying proxy.

ADDITIONAL INFORMATION

Legal Proceedings

Since February 2004, PIMCO, AGI, and certain of their affiliates, including the PIMCO Funds (a series of funds managed by PIMCO), the Allianz Funds (a series of funds managed by affiliates of PIMCO), certain PIMCO Funds trustees, and certain employees of PIMCO have been named as defendants in eleven lawsuits filed in various jurisdictions. These lawsuits concern “market timing,” and they have been transferred to and consolidated for pre-trial proceedings in a multi-district litigation proceeding in the U.S. District Court for the District of Maryland. The lawsuits have been commenced as putative class actions on behalf of investors who purchased, held or redeemed shares of the various series of the PIMCO Funds and the Allianz Funds during specified periods, or as derivative actions on behalf of the PIMCO Funds and the Allianz Funds. These lawsuits seek, among other things, unspecified compensatory damages plus interest and in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts and restitution.

These actions generally allege that certain hedge funds were allowed to engage in “market timing” in certain funds of the Allianz Funds and of the PIMCO Funds and this alleged activity was not disclosed. Pursuant to tolling agreements entered into with the derivative and class action plaintiffs, PIMCO, certain PIMCO Funds trustees, and certain employees of PIMCO who were previously named as defendants have all been dropped as defendants in the market timing actions; however, the plaintiffs continue to assert claims on behalf of the shareholders of the PIMCO Funds or on behalf of the PIMCO Funds themselves against other defendants. By order dated November 3, 2005, the U.S. District Court for the District of Maryland granted the PIMCO Funds’ motion to dismiss claims asserted against it in a consolidated amended complaint where the PIMCO Funds were named, in the complaint, as a nominal defendant. Thus, at present the PIMCO Funds is not a party to any “market timing” lawsuit.

Two nearly identical class action civil complaints have been filed in August 2005, in the Northern District of Illinois Eastern Division, alleging that the plaintiffs each purchased and sold a 10-year Treasury note futures contract and suffered damages from an alleged shortage when PIMCO held both physical and futures positions in 10-year Treasury notes for its client accounts. The two actions have been consolidated into one action, and the two separate complaints have been replaced by a consolidated complaint. PIMCO is a named defendant, and the PIMCO Funds have been added as a defendant, to the consolidated action. PIMCO and the PIMCO Funds strongly believe the complaint is without merit and intend to vigorously defend themselves.

In April 2006, certain registered investment companies and other funds managed by PIMCO were served in an adversary proceeding brought by the Official Committee of Asbestos Claimants of G-I Holdings, Inc. in G-I Holdings, Inc.’s bankruptcy in the District of New Jersey. In July 2004, PIMCO was named in this lawsuit and remains a defendant. The plaintiff seeks to recover for the bankruptcy estate assets that were transferred by the predecessor entity of G-I Holdings, Inc. to a wholly-owned subsidiary in 1994. The subsidiary has since issued notes, of which certain registered investment companies and other funds managed by PIMCO are alleged to be holders. The complaint alleges that in 2000, more than two hundred noteholders—including certain registered investment companies and other funds managed by

PIMCO—were granted a second priority lien on the assets of the subsidiary in exchange for their consent to a refinancing transaction and the granting of a first priority lien to the lending banks. The plaintiff is seeking invalidation of the lien in favor of the noteholders and/or the value of the lien. On June 21, 2006, the District of New Jersey overturned the Bankruptcy Court’s decision granting permission to file the adversary proceeding and remanded the matter to the Bankruptcy Court for further proceedings. Following a motion to reconsider, the District Court upheld its remand on August 7, 2006, and instructed the Bankruptcy Court to conduct a “cost-benefit” analysis of the Committee’s claims, including the claims against the noteholders. The Bankruptcy Court held a status conference on October 25, 2006 and set a briefing schedule relating to this cost-benefit analysis.

None of the aforementioned complaints alleges that any improper activity took place in the Fund.

The foregoing speaks only as of the date of this proxy statement. It is possible that these matters and/or other developments resulting from these matters could lead to a decrease in the market value of the Fund’s shares or other adverse consequences to the Fund. However, PIMCO believes that these matters are not likely to have a material adverse effect on the Fund or on PIMCO’s ability to perform its investment advisory services relating to the Fund.

Expenses

The expense of preparing, printing and mailing the enclosed form of proxy and accompanying Notice and Proxy Statement will be borne by PIMCO. PIMCO will reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of the shares of the Fund. In order to obtain the necessary quorum at the Meeting, supplementary solicitation may be made by mail, telephone, the Internet or personal interview by officers or agents of the Fund.

Quorum and Votes Required

Shareholders of record at the close of business on March 7, 2008 (the “Record Date”) are entitled to notice of, and to vote at, the Meeting. Each shareholder is entitled to one vote for each full share and an appropriate fraction of a vote for each fractional share held.

As of the Record Date, 11,346,331 shares of the Fund, representing the same number of votes, were outstanding.

Timely and properly executed proxies will be voted as instructed by shareholders. A shareholder may revoke his or her proxy at any time prior to its exercise by written notice addressed to the Secretary of the Fund at 840 Newport Center Drive, Newport Beach, California 92660, or by voting in person at the Meeting. However, attendance in person at the Meeting, by itself, will not revoke a previously tendered proxy.

The presence in person or by proxy of the holders of a majority of the outstanding shares is required to constitute a quorum at the Meeting. Shares held by shareholders present in person or represented by proxy at the Meeting will be counted both for the purpose of determining the presence of a quorum and for calculating the votes cast on the issues before the Meeting. Abstentions will also be counted for quorum purposes.

Proxies that reflect abstentions or broker “non-votes” (that is, shares held by brokers or nominees as to which (a) instructions have not been received from the beneficial owner or other persons entitled to vote, and (b) the brokers or nominees do not have discretionary voting power on a particular matter) will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum. Abstentions or broker non-votes with respect to either Proposal 1, Proposal 2, Proposal 3 or Proposal 4 will have the effect of a vote AGAINST that Proposal. Pursuant to the rules and policies of the NYSE, members of the NYSE who exercise investment discretion pursuant to an advisory contract for the beneficial owner may vote on Proposal 3 and Proposal 4 without instructions from beneficial owners of the Fund’s shares. However, because Proposal 1 and Proposal 2 are considered non-routine, brokers will not be permitted to vote shares held by the broker if it has not received instructions from the beneficial owner of such shares, and the shares will be considered broker non-votes. As a result, you are urged to complete and send in your proxy or voting instructions so your vote can be counted.

In the event that a quorum is present at the Meeting but sufficient votes to approve any proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies or to obtain the vote required for approval of one or more proposals. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote FOR the proposal in favor of such an adjournment and will vote those proxies required to be voted AGAINST the proposal against any such adjournment. A shareholder vote may be taken prior to any adjournment of the Meeting on any proposal for which there is sufficient votes for approval, even though the Meeting is adjourned as to other proposals.

Voting

To vote, shareholders may sign and mail the proxy card received with the proxy statement or attend the Meeting in person.

Required Vote

The approval of the Investment Management Agreement (Proposal 1) and Portfolio Management Agreement (Proposal 2) requires the affirmative vote of a majority of the Fund’s outstanding Shares, as defined in the 1940 Act, which, for these purposes, means the vote (i) of 67% or more of the Shares present at the Meeting, if the holders of more than 50% of the outstanding Shares are present or represented by proxy, or (ii) of more than 50% of the outstanding Shares, whichever is less.

Election of the Nominees (Proposal 3) and Current Director Nominees (Proposal 4) will require the affirmative vote of the holders of a majority of the Fund’s shares present (or represented by proxy) and voting at the Meeting.

Shareholders’ Proposals

A shareholder’s proposal that is intended to be presented at the Fund’s Annual Meeting of Shareholders in 2009 must have been received by the Fund no later than November 17, 2009 in order to be included in the Fund’s proxy statement and form of proxy relating to that meeting. A shareholder who wishes to make a proposal at the Fund’s Annual Meeting of Shareholders in 2009 without including the proposal in the Fund’s proxy statement must notify the Fund in writing, at the Fund’s offices, of such proposal no earlier than January 8, 2009 and no later than February 7, 2009. If a shareholder fails to give timely notice, then the persons named as proxies in the proxies solicited by the Board for the Fund’s Annual Meeting of Shareholders in 2009 may exercise discretionary voting power, to the extent permitted by NYSE rules, with respect to any such proposal.

Other Information

During the fiscal year ended December 31, 2007, the Funds did not pay any commissions to affiliated brokers.

To ensure the presence of a quorum at the Meeting, prompt execution and return of the enclosed proxy is requested. A self-addressed, postage-paid envelope is enclosed for your convenience.

By Order of the Board of Directors,

J. Stephen King, Jr.

Secretary

Newport Beach, California

Dated:  March 14, 2008

APPENDIX A

INVESTMENT MANAGEMENT AGREEMENT

PCM Fund, Inc.

This Investment Management Agreement is executed as of [date] by and between PCM FUND, INC., a Maryland corporation (the “Fund”), and ALLIANZ GLOBAL INVESTORS FUND MANAGEMENT LLC, a Delaware limited liability company (the “Manager”).

WITNESSETH:

That in consideration of the mutual covenants herein contained, it is agreed as follows:

1.	SERVICES TO BE RENDERED BY THE MANAGER TO THE FUND.

(a) Subject always to the control of the Directors of the Fund and to such policies as the Directors may determine, the Manager will, at its expense, (i) furnish continuously an investment program for the Fund and will make investment decisions on behalf of the Fund and place all orders for the purchase and sale of portfolio securities and (ii) provide administrative services reasonably necessary for the operation of the Fund, including but not limited to furnishing office space and equipment, providing bookkeeping and clerical services (excluding determination of net asset value and shareholder accounting services) and paying all salaries, fees and expenses of officers and Directors of the Fund who are affiliated with the Manager. In the performance of its duties, the Manager will comply with the provisions of the Agreement and Articles of Incorporation and By-laws of the Fund, each as amended from time to time, and the Fund’s stated investment objective, policies and restrictions.

(b) In the selection of brokers or dealers and the placing of orders for the purchase and sale of portfolio investments for the Fund, the Manager shall seek to obtain for the Fund the most favorable price and execution available, except to the extent it may be permitted to pay higher brokerage commissions for brokerage and research services as described below. In using its best efforts to obtain for the Fund the most favorable price and execution available, the Manager, bearing in mind the Fund’s best interests at all times, shall consider all factors it deems relevant, including by way of illustration, price, the size of the transaction, the nature of the market for the security, the amount of the commission, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker or dealer involved and the quality of service rendered by the broker or dealer in other transactions. Subject to such policies as the Directors may determine, the Manager shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Fund to pay a broker or dealer that provides brokerage and research services to the Manager an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Manager determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Manager’s overall responsibilities with respect to the Fund and to other clients of the Manager as to which the Manager exercises investment discretion. The Fund hereby agrees with the Manager and with any Portfolio Manager selected by the Manager as provided in Section 1(c) hereof that any entity or person associated with the Manager which is a member of a national securities exchange is authorized to effect any transaction on such exchange for the account of the Fund which is permitted by Section 11(a) of the Securities Exchange Act of 1934 (the “1934 Act”).

(c) Subject to the provisions of the Agreement and Articles of Incorporation of the Fund and the Investment Company Act of 1940 and the rules and regulations thereunder, as amended from time to time (the “1940 Act”), the Manager, at its expense, may select and contract with investment advisers (the “Portfolio Managers”) for the Fund. The Manager shall retain any Portfolio Manager pursuant to a portfolio management agreement the terms and conditions of which are acceptable to the Fund. If the Manager retains a Portfolio Manager hereunder, then unless otherwise provided in the applicable portfolio management agreement, the obligation of the Manager under this Agreement with respect to the investment management of the Fund shall be, subject in any event to the control of the Directors of the Fund, to determine and review with the Portfolio Manager the investment policies of the Fund, and the Portfolio Manager shall have the obligation of furnishing continuously an investment program and making investment decisions for the Fund (or with respect to a portion of the Fund’s assets managed by such Portfolio Manager), adhering to applicable investment objective, policies and restrictions, and placing all orders for the purchase and sale of portfolio securities and other investments for the Fund (or with respect to a portion of the Fund’s assets managed by such Portfolio Manager), as applicable. The Manager (and not the Fund) will compensate any Portfolio Manager for its services to the Fund. Subject to the provisions of the applicable portfolio management agreement with the Portfolio Manager, the Manager may terminate the services of any Portfolio Manager at any time in its sole discretion, and shall at such time assume the responsibilities of such Portfolio Manager unless and until a successor Portfolio Manager is selected.

(d) The Manager shall not be obligated to pay any expenses of or for the Fund not expressly assumed by the Manager pursuant to this Section 1 other than as provided in Section 3.

2.	OTHER AGREEMENTS, ETC.

It is understood that any of the shareholders, Directors, officers and employees of the Fund may be a shareholder, partner, director, officer or employee of, or be otherwise interested in, the Manager, and in any person controlled by or under common control with the Manager, and that the Manager and any person controlled by or under common control with the Manager may have an interest in the Fund. It is also understood that the Manager and persons controlled by or under common control with the Manager have and may have advisory, management service, distribution or other contracts with other organizations and persons, and may have other interests and businesses.

3.	COMPENSATION TO BE PAID BY THE FUND TO THE MANAGER.

The Fund will pay to the Manager as compensation for the Manager’s services rendered, for the facilities furnished and for the expenses borne by the Manager pursuant to Section 1, a fee, computed and paid monthly, at the annual rate of 0.80% of the average daily total managed assets of the Fund. For purposes of this Section 3, “total managed assets” means the total assets of the Fund (including assets attributable to any reverse repurchase agreements, borrowings and preferred shares that may be outstanding) minus accrued liabilities (other than liabilities representing reverse repurchase agreements and borrowings). For purposes of calculating “total managed assets,” the liquidation preference of any preferred shares outstanding shall not be considered a liability. By way of clarification, with respect to any reverse repurchase agreement, dollar roll or similar transaction, “total managed assets” includes any proceeds from the sale of an asset of the Fund to a counterparty in such a transaction, in addition to the value of the underlying asset as of the relevant measuring date. The average daily total managed assets of the Fund shall be determined by taking an average of all of the determinations of such amount during such month at the close of business on each business day during such month while this Agreement is in effect. Such fee shall be payable for each month within five (5) business days after the end of such month.

In the event that the Manager has agreed to a fee waiver or an expense limitation or reimbursement arrangement with the Fund, subject to such terms and conditions as the Manager and the Fund may set forth in such agreement, the compensation due the Manager hereunder shall be reduced, and, if necessary, the Manager shall bear expenses with respect to the Fund, to the extent required by such fee waiver or expense limitation or reimbursement arrangement.

If the Manager shall serve for less than the whole of a month, the foregoing compensation shall be prorated.

4.	ASSIGNMENT TERMINATES THIS AGREEMENT; AMENDMENTS OF THIS AGREEMENT.

This Agreement shall automatically terminate, without the payment of any penalty, in the event of its assignment; and this Agreement shall not be materially amended as to the Fund unless such material amendment is approved at a meeting by the affirmative vote of a majority of the outstanding shares of the Fund, and by the vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the Directors of the Fund who are not interested persons of the Fund or of the Manager or of any Portfolio Manager of the Fund.

5.	EFFECTIVE PERIOD AND TERMINATION OF THIS AGREEMENT.

This Agreement shall become effective upon its execution, and shall remain in full force and effect as to the Fund continuously thereafter (unless terminated automatically as set forth in Section 4) until terminated as follows:

(a) Either party hereto may at any time terminate this Agreement by not more than sixty days’ written notice delivered or mailed by registered mail, postage prepaid, to the other party, or

(b) If (i) the Directors of the Fund or the shareholders by the affirmative vote of a majority of the outstanding shares of the Fund, and (ii) a majority of the Directors of the Fund who are not interested persons of the Fund or of the Manager or any Portfolio Manager, by vote cast in person at a meeting called for the purpose of voting on such approval, do not specifically approve at least annually the continuance of this Agreement, then this Agreement shall automatically terminate at the close of business on the second anniversary of its execution, or upon the expiration of one year from the effective date of the last such continuance, whichever is later; provided, however, that if the continuance of this Agreement is submitted to the shareholders of the Fund for their approval and such shareholders fail to approve such continuance of this Agreement as provided herein, the Manager may continue to serve hereunder in a manner consistent with the 1940 Act.

Action by the Fund under (a) above may be taken either (i) by vote of a majority of its Directors, or (ii) by the affirmative vote of a majority of the outstanding shares of the Fund.

Termination of this Agreement pursuant to this Section 5 shall be without the payment of any penalty.

6.	CERTAIN DEFINITIONS.

For the purposes of this Agreement, the “affirmative vote of a majority of the outstanding shares” means the affirmative vote, at a duly called and held meeting of shareholders, (a) of the holders of 67% or more of the shares of the Fund present (in person or by proxy) and entitled to vote at such meeting, if the holders of more than 50% of the outstanding shares of the Fund entitled to vote at such meeting are present in person or by proxy, or (b) of the holders of more than 50% of the outstanding shares of the Fund entitled to vote at such meeting, whichever is less.

For the purposes of this Agreement, the terms “affiliated person,” “control,” “interested person” and “assignment” shall have their respective meanings defined in the 1940 Act, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under said Act; the term “specifically approve at least annually” shall be construed in a manner consistent with the 1940 Act; and the term “brokerage and research services” shall have the meaning given in the 1934 Act and the rules and regulations thereunder.

7.	NONLIABILITY OF MANAGER.

Notwithstanding any other provisions of this Agreement, in the absence of willful misfeasance, bad faith or gross negligence on the part of the Manager, or reckless disregard of its obligations and duties hereunder, the Manager, including its officers, directors and partners, shall not be subject to any liability to the Fund, or to any shareholder, officer, partner or Director thereof, for any act or omission in the course of, or connected with, rendering services hereunder.

8.	USE OF NAMES AND LOGOS.

It is expressly understood that the names “Allianz,” “Allianz Global Investors Fund Management LLC,” “PIMCO” and “Pacific Investment Management Company LLC” or any derivation thereof, or any logo associated with those names, are the valuable property of the Manager and its affiliates, and that the Fund shall have the limited right to use such names (or derivations thereof or associated logos) only so long as the Manager shall consent and this Agreement shall remain in effect. Upon reasonable notice from the Manager to the Fund or upon termination of this Agreement, the Fund shall forthwith cease to use such names (or derivations thereof or associated logos) and shall, if necessary, promptly amend its Agreement and Articles of Incorporation and other public documents to change its name accordingly. The covenants on the part of the Fund in this Section 8 shall be binding upon it, its Directors, officers, stockholders, creditors and all other persons claiming under or through it, and shall survive the termination of this Agreement.

9.	COUNTERPARTS.

This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original.

[Remainder of page intentionally blank.]

IN WITNESS WHEREOF, PCM FUND, INC. and ALLIANZ GLOBAL INVESTORS FUND MANAGEMENT LLC have each caused this instrument to be signed in its behalf by its duly authorized representative, all as of the day and year first above written.

PCM FUND, INC.

By:
Name:
Title:

ALLIANZ GLOBAL INVESTORS FUND MANAGEMENT LLC

By:
Name:
Title:

APPENDIX B

PORTFOLIO MANAGEMENT AGREEMENT

PCM Fund, Inc.

This Portfolio Management Agreement is executed as of [date] between ALLIANZ GLOBAL INVESTORS FUND MANAGEMENT LLC, a Delaware limited liability company (the “Manager”), and PACIFIC INVESTMENT MANAGEMENT COMPANY LLC, a Delaware limited liability company (the “Portfolio Manager”).

WITNESSETH:

That in consideration of the mutual covenants herein contained, it is agreed as follows:

1.	SERVICES TO BE RENDERED BY THE PORTFOLIO MANAGER TO THE FUND.

(a) Subject always to the direction and oversight of the Directors of PCM Fund, Inc. (the “Fund”), a Maryland corporation, and the Manager, the Portfolio Manager, at its expense, will furnish continuously an investment program for the Fund and will make all related investment decisions on behalf of the Fund and place all orders for the purchase and sale of portfolio securities and all other investments. In the performance of its duties, the Portfolio Manager (1) will comply with the provisions of the Fund’s Articles of Incorporation and Bylaws, including any amendments thereto (upon receipt of such amendments by the Portfolio Manager), and the investment objective, policies and restrictions of the Fund as set forth in its current Prospectus and Statement of Additional Information (copies of which have been supplied to the Portfolio Manager as filed with the Securities and Exchange Commission (the “SEC”)), (2) will use its best efforts to safeguard and promote the welfare of the Fund and (3) will comply with other policies which the Directors or the Manager, as the case may be, may from time to time determine as promptly as practicable after such policies have been communicated to the Portfolio Manager in writing. The Portfolio Manager and the Manager shall each make its officers and employees available to the other from time to time at reasonable times to review the investment policies of the Fund and to consult with each other regarding the investment affairs of the Fund.

(b) The Portfolio Manager shall be responsible for daily monitoring of the investment activities and portfolio holdings of the Fund in connection with the Fund’s compliance with the investment objective, policies and restrictions of the Fund, as set forth in the Fund’s current Prospectus and Statement of Additional Information. The Portfolio Manager shall also cooperate with and provide sufficient information to the Manager to assist the Manager in its monitoring of the investment activities and portfolio holdings of the Fund in connection with the Fund’s overall compliance with the Investment Company Act of 1940, as amended from time to time, and the rules and regulations thereunder (the “1940 Act”), the Fund’s compliance with the investment objective, policies and restrictions of the Fund as set forth in its current Prospectus and Statement of Additional Information, and the Fund’s satisfaction of quarterly diversification requirements for qualification as a regulated investment company under the Internal Revenue Code of 1986, as amended from time to time, and the rules and regulations thereunder. Notwithstanding the investment discretion delegated to the Portfolio Manager in paragraph (a) of this Section, the Portfolio Manager shall act on any instructions of the Manager with respect to the investment activities of the Fund to ensure the Fund’s compliance with the foregoing.

(c) The Portfolio Manager, at its expense, will furnish (i) all necessary investment and management facilities, including salaries of personnel, required for it to execute its duties hereunder faithfully and (ii) facilities related to the investment management of the Fund, including bookkeeping, clerical personnel and equipment necessary for the efficient conduct of the investment affairs of the Fund, including verification and oversight of the pricing of the Fund’s portfolio (but excluding determination of net asset value and shareholder accounting services).

(d) In the selection of brokers or dealers and the placing of orders for the purchase and sale of portfolio investments for the Fund, the Portfolio Manager shall use its best efforts to obtain for the Fund the most favorable price and execution available, except to the extent it may be permitted to pay higher brokerage commissions for brokerage and research services as described below. In using its best efforts to obtain for the Fund the most favorable price and execution available, the Portfolio Manager, bearing in mind the Fund’s best interests at all times, shall consider all factors it deems relevant, including, by way of illustration, price, the size of the transaction, the nature of the market for the security, the amount of the commission, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker or dealer involved and the quality of service rendered by the broker or dealer in other transactions. Subject to such policies as the Directors of the Fund may determine and communicate to the Portfolio Manager in writing, the Portfolio Manager shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Fund to pay a broker or dealer that provides brokerage and research services to the Portfolio Manager or its affiliates an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Portfolio Manager determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Portfolio Manager’s overall responsibilities with respect to the Fund and to other clients of the Portfolio Manager and its affiliates as to which the Portfolio Manager and its affiliates exercise investment discretion.

(e) The Portfolio Manager may from time to time seek research assistance and rely on investment management resources available to it through its affiliated companies, but in no case shall such reliance relieve the Portfolio Manager of any of its obligations hereunder, nor shall the Fund be responsible for any additional fees or expenses as a result.

(f) On occasions when the Portfolio Manager deems the purchase or sale of a security to be in the best interest of the Fund as well as other of its clients, the Portfolio Manager, to the extent permitted by applicable law, may aggregate the securities to be so sold or purchased in order to obtain the best execution of the order or lower brokerage commissions, if any. The Portfolio Manager may also on occasion purchase or sell a particular security for one or more clients in different amounts. On either occasion, and to the extent permitted by applicable law and regulations, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Portfolio Manager in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other customers.

(g) The Portfolio Manager shall not be obligated to pay any expenses of or for the Fund not expressly assumed by the Portfolio Manager pursuant to this Section 1.

2.	OTHER AGREEMENTS, ETC.

It is understood that any of the shareholders, Directors, officers and employees of the Fund may be a shareholder, member, director, officer or employee of, or be otherwise interested in, the Portfolio Manager, and in any person controlled by or under common control with the Portfolio Manager, and that the Portfolio Manager and any person controlled by or under common control with the Portfolio Manager may have an interest in the Fund. It is also understood that the Portfolio Manager and persons controlled by or under common control with the Portfolio Manager have and may have advisory, management service, administration, distribution or other contracts with other organizations and persons, and may have other interests and businesses, and that the investment management services of the Portfolio Manager under this Agreement are not to be deemed exclusive as to the Portfolio Manager and the Portfolio Manager will be free to render similar services to others. Except to the extent necessary to perform the Portfolio Manager’s obligations under this Agreement, nothing herein shall be deemed to limit or restrict the right of the Portfolio Manager, or any affiliate of the Portfolio Manager, or any employee of the Portfolio Manager, to engage in any other business or to devote time and attention to the management or other aspects of any other business, whether of a similar or dissimilar nature, or to render services of any kind to any other corporation, firm, individual or association.

3.	COMPENSATION TO BE PAID BY THE MANAGER TO THE PORTFOLIO MANAGER.

The Manager will pay the Portfolio Manager as compensation for the Portfolio Manager’s services rendered and for the expenses borne by the Portfolio Manager pursuant to Section 1, a fee computed and paid monthly, at the annual rate of 0.675% of the average daily total managed assets of the Fund. For purposes of this Section 3, “total managed assets” means the total assets of the Fund (including assets attributable to any reverse repurchase agreements, borrowings and preferred shares that may be outstanding) minus accrued liabilities (other than liabilities representing reverse repurchase agreements and borrowings). For purposes of calculating “total managed assets,” the liquidation preference of any preferred shares outstanding shall not be considered a liability. By way of clarification, with respect to any reverse repurchase agreement, dollar roll or similar transaction, “total managed assets” includes any proceeds from the sale of an asset of the Fund to a counterparty in such a transaction, in addition to the value of the underlying asset as of the relevant measuring date. The average daily total managed assets of the Fund shall be determined by taking an average of all of the determinations of such amount during such month at the close of business on each business day during such month while this Agreement is in effect. Such fee from the Manager to the Portfolio Manager shall be payable for each month within 10 business days after the end of the month.

In the event that the Portfolio Manager has agreed to a fee waiver arrangement with the Manager, subject to such terms and conditions as the Manager and the Portfolio Manager may set forth in such agreement, the compensation due the Portfolio Manager hereunder shall be reduced to the extent required by such fee waiver arrangement.

If the Portfolio Manager shall serve for less than the whole of a month, the foregoing compensation shall be prorated.

4.	ASSIGNMENT TERMINATES THIS AGREEMENT; AMENDMENTS OF THIS AGREEMENT.

This Agreement shall automatically terminate, without the payment of any penalty, in the event of its assignment or in the event that the Investment Management Agreement between the Manager and the Fund shall have terminated for any reason; and this Agreement shall not be materially amended unless such material amendment is approved at a meeting by the affirmative vote of a majority of the outstanding shares of the Fund, and by the vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the Directors of the Fund who are not interested persons of the Fund or of the Manager or the Portfolio Manager.

5.	EFFECTIVE PERIOD AND TERMINATION OF THIS AGREEMENT.

This Agreement shall become effective upon its execution, and shall remain in full force and effect as to the Fund continuously thereafter (unless terminated automatically as set forth in Section 4) until terminated as follows:

(a) The Fund may at any time terminate this Agreement by written notice delivered or mailed by registered mail, postage prepaid, to the Manager and the Portfolio Manager, or

(b) If (i) the Directors of the Fund or the shareholders by the affirmative vote of a majority of the outstanding shares of the Fund, and (ii) a majority of the Directors of the Fund who are not interested persons of the Fund or of the Manager or of the Portfolio Manager, by vote cast in person at a meeting called for the purpose of voting on such approval, do not specifically approve at least annually the continuance of this Agreement, then this Agreement shall automatically terminate at the close of business on the second anniversary of its execution, or upon the expiration of one year from the effective date of the last such continuance, whichever is later; provided, however, that if the continuance of this Agreement is submitted to the shareholders of the Fund for their approval and such shareholders fail to approve such continuance of this Agreement as provided herein, the Portfolio Manager may continue to serve hereunder in a manner consistent with the 1940 Act, or

(c) The Manager may at any time terminate this Agreement by not less than 60 days’ written notice delivered or mailed by registered mail, postage prepaid, to the Portfolio Manager, and the Portfolio Manager may at any time terminate this Agreement by not less than 60 days’ written notice delivered or mailed by registered mail, postage prepaid, to the Manager.

Action by the Fund under (a) above may be taken either (i) by vote of a majority of the Directors, or (ii) by the affirmative vote of a majority of the outstanding shares of the Fund.

Termination of this Agreement pursuant to this Section 5 shall be without the payment of any penalty.

6.	CERTAIN INFORMATION.

The Portfolio Manager shall promptly notify the Manager in writing of the occurrence of any of the following events: (a) the Portfolio Manager shall fail to be registered as an investment adviser under the Investment Advisers Act of 1940, as amended from time to time, (b) the Portfolio Manager shall have been served or otherwise have notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, involving the affairs of the Fund, (c) there is a change in control of the Portfolio Manager or any parent of the Portfolio Manager within the meaning of the 1940 Act, or (d) there is a material adverse change in the business or financial position of the Portfolio Manager.

7.	CERTAIN DEFINITIONS.

For the purposes of this Agreement, the “affirmative vote of a majority of the outstanding shares” means the affirmative vote, at a duly called and held meeting of shareholders, (a) of the holders of 67% or more of the shares of the Fund, as the case may be, present (in person or by proxy) and entitled to vote at such meeting, if the holders of more than 50% of the outstanding shares of the Fund, as the case may be, entitled to vote at such meeting are present in person or by proxy, or (b) of the holders of more than 50% of the outstanding shares of the Fund, as the case may be, entitled to vote at such meeting, whichever is less.

For the purposes of this Agreement, the terms “affiliated person,” “control,” “interested person” and “assignment” shall have their respective meanings defined in the 1940 Act; the term “specifically approve at least annually” shall be construed in a manner consistent with the 1940 Act and the rules and regulations thereunder, subject, however, to such exemptions as may be granted by the SEC under the 1940 Act and the rules and regulations thereunder; and the term “brokerage and research services” shall have the meaning given in the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.

8.	NONLIABILITY OF PORTFOLIO MANAGER.

Notwithstanding any other provisions of this Agreement, in the absence of willful misfeasance, bad faith or gross negligence on the part of the Portfolio Manager, or reckless disregard of its obligations and duties hereunder, the Portfolio Manager, including its officers, directors and members, shall not be subject to any liability to the Manager, to the Fund, or to any shareholder, officer, director, partner or Director thereof, for any act or omission in the course of, or connected with, rendering services hereunder.

9.	EXERCISE OF VOTING RIGHTS.

Except with the agreement (which may be evidenced by resolution) or on the specific instructions of the Directors of the Fund or the Manager, the Portfolio Manager shall not exercise or procure the exercise of any voting right attaching to investments of the Fund.

10.	COUNTERPARTS.

This Agreement may be signed in one or more counterparts, each of which shall be deemed to be an original.

IN WITNESS WHEREOF, ALLIANZ GLOBAL INVESTORS FUND MANAGEMENT LLC and PACIFIC INVESTMENT MANAGEMENT COMPANY LLC have each caused this instrument to be signed on its behalf by its duly authorized representative, all as of the day and year first above written.

ALLIANZ GLOBAL INVESTORS FUND MANAGEMENT LLC	PACIFIC INVESTMENT MANAGEMENT COMPANY LLC

By:	By:
Name:	Name:
Title:	Title:

PROXY

PCM FUND, INC.

PROXY IN CONNECTION WITH THE ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON APRIL 10, 2008

THE PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE FUND

The undersigned holder of common shares of PCM Fund, Inc., a Maryland corporation (the “Fund”), hereby appoints J. Stephen King and Joshua D. Ratner and each of them, as attorneys and proxies for the undersigned, with full power of substitution in each of them, to attend the Annual Meeting of Stockholders of the Fund (the “Annual Meeting”) to be held at 10:00 a.m., Pacific time, April 10, 2008 at 800 Newport Center Drive, 6th Floor, Newport Beach, California 92660, and any postponement or adjournment thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Annual Meeting and otherwise represent the undersigned with all powers by the undersigned if personally present as such Annual Meeting. The undersigned hereby acknowledges receipt of the Notice of Meeting and accompanying Proxy Statement and revokes any proxy heretofore given with respect to the Annual Meeting.

IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED ON THE REVERSE SIDE HEREOF, AND WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO SPECIFICIATIONS ARE MADE, SUCH VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN FAVOR OF THE INVESTMENT MANAGEMENT AGREEMENT, THE PORTFOLIO MANAGEMENT AGREEMENT AND EACH DIRECTOR CANDIDATE.

The undersigned acknowledges receipt with this proxy card of a copy of the Notice of Special Meeting of Shareholders and the Proxy Statement.

Shareholder Signature	Date

Joint Owner Signature (if any)	Date

NOTE: Please sign exactly as your name(s) appears on this Proxy. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If signing for a corporation, please sign in full corporate name by authorized person. If a partnership, please sign in partnership name by authorized person.

▲ FOLD AND DETACH HERE ▲

Three simple methods to vote your proxy:

Internet:

Log on to www.proxyonline.com. Make sure to have this proxy card available when you plan to vote your shares. You will need the control number found in the box at the right at the time you execute your vote.

CONTROL NUMBER:

Touchtone Phone	Simply dial toll-free 1-866-458-9862 and follow the automated instructions. Please have this proxy card available at the time of the call.

Mail:	Simply sign, date, and complete the reverse side of this proxy card and return it in the postage paid envelope provided.

TAGID:	CUSIP:

PROXY

TO VOTE “FOR” ON ALL PROPOSALS, PLEASE MARK THIS BOX. ☐ No other vote is necessary.

The Board of Directors recommends that you vote FOR the following proposals.	FOR	AGAINST	ABSTAIN

1. To approve an Investment Management Agreement between the Fund and Allianz Global Investors Fund Management LLC (“AGIFM”)	☐	☐	☐

2. Contingent on approval of Proposal 1 above, to approve a Portfolio Management Agreement between AGFIM and Pacific Investment Management Company LLC (“PIMCO”).	☐	☐	☐

The Board of Directors recommends that you vote FOR each of the following Nominees.	FOR ALL	WITHHOLD FOR ALL	FOR ALL EXCEPT

3. Contingent on approval of Proposal 1 and Proposal 2 above, to elect the Nominees listed below to serve as members of the Fund’s Board of Directors for the terms expiring in the year listed in parenthesis next to their respective name, and until their successors are elected and qualify.	☐	☐	☐

01) John J. Dalessandro II (2010)

02) William B. Ogden, IV (2010)

03) Hans W. Kertess (2011)

04) John C. Maney (2011)

05) R. Peter Sullivan III (2011)

06) Paul Belica (2009)

07) Robert E. Connor (2009)

To withhold authority to vote for any individual nominee, mark “For All Except” and write the nominee’s number on the line below.

The Board of Directors recommends that you vote FOR each of the following Nominees.	FOR ALL	WITHHOLD FOR ALL	FOR ALL EXCEPT
4. In the event that either Proposal 1 or Proposal 2 is not approved by shareholders, to elect the Nominees listed below to serve as members of the Fund’s Board of Directors for the terms expiring in 2011, so that those current Directors will continue to hold office until the end of those current Directors’ stated terms.	☐	☐	☐
01) J. Michael Hagan 02) Vern O. Curtis	To withhold authority to vote for any individual nominee, mark “For All Except” and write the nominee’s number on the line below.

5. To transact such other business as may properly come before the Meeting or, after adjournment any reconvening thereof.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT! PLEASE VOTE, SIGN AND DATE THIS PROXY

AND RETURN IT IN THE ENCLOSED POSTAGE-PAID ENVELOPE

TAGID:	CUSIP: